UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance High Yield Municipal Income Fund Annual Report January 31, 2013

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2013

Eaton Vance

High Yield Municipal Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	28

Federal Tax Information	29

Management and Organization	30

Important Notices	32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Two intertwined forces dominated fixed-income markets during the one-year period ended January 31, 2013: a low interest-rate environment that drove investors to search for yield; and investors’ increased appetite for risk.

Highly accommodative monetary policies instituted by central banks around the world exerted an unusual amount of influence on financial markets, pushing interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted several times during the period to maintain downward pressure on rates. In the spring of 2012, the Fed extended Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In September 2012, the Fed began purchasing approximately $40 billion of agency mortgage-backed securities (MBS) monthly. And in December 2012, it replaced Operation Twist, which was expiring, with outright purchases of another $40 billion or so of Treasuries and agency MBS each month. This downward pressure on yields drove investors to look elsewhere for income. The result was that many investors increased their allocation to higher-yielding bonds, pushing up prices for those securities.

At the same time, improving economic conditions, especially in the second half of the period ending January 31, 2013, made fixed-income investors more comfortable with riskier asset classes. In the United States, unemployment began to gradually decline, and the battered housing market appeared to be finally turning around — in part because of the Fed’s downward pressure on mortgage rates. Overseas, actions by the European Central Bank calmed many investors’ fears that Europe’s debt crisis would lead to a fracturing of the eurozone and drag the U.S. and global economies back into recession.

Against this backdrop, municipal bonds rallied during the one-year period ended January 31, 2013, led by the long end of the yield curve and lower credit-quality bonds. The Fund’s primary benchmark, the Barclays Capital Municipal Bond Index (the Index)2 — an unmanaged index of municipal bonds traded in the United States — returned 4.80% for the period. As yields on high-quality bonds fell, investors moved out on the yield curve, buying longer-maturity municipal bonds to potentially take advantage of higher yields at the long end of the yield curve. In their quest for income, investors also favored lower-quality, higher-yielding issues over higher-quality, lower-yielding bonds. As a result, longer-duration8, lower-credit-quality bonds were the best performers in the municipal space during the period.

Municipal bonds offered higher taxable-equivalent yields than Treasuries for much of the period. The ratio of 30-year AAA7 municipal yields to 30-year Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax-exempt — began the period at 106.8%, making municipal bonds attractive relative to Treasuries. After the election in November 2012, however, investors seemed to view President Obama’s win as an indication that marginal tax rates were likely to go up. That sentiment led to higher demand for tax-exempt municipals, driving the municipal-to-Treasury yield ratio down to 90.2% at period-end on January 31, 2013. For the one-year period ended January 31, 2013, municipal bonds outperformed Treasuries.

Fund Performance

For the fiscal year ended January 31, 2013, Eaton Vance High Yield Municipal Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 11.23%, outperforming the 4.80% return of the Index.

The Fund invests primarily in bonds with maturities of ten years or more. This was a favorable strategy during the one-year period, as the Fund was overweighted in longer-duration, lower-quality bonds, which were the strongest-performing areas of the municipal market. More specifically, an overweighting and positive security selection in BBB-rated bonds were primary drivers of relative outperformance versus the Index.

Overweights and security selection in zero-coupon bonds and in the hospital and industrial development revenue sectors — all of which performed strongly during the period — aided results as well versus the Index.

Leveraged6 investments also helped results versus the Index during the period. Management purchases leveraged investments in seeking to enhance the Fund’s tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market, magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by municipal bonds, leveraged investments contributed to the Fund’s outperformance versus the Index.

Detractors from relative performance versus the Index included underweights in California and Illinois municipal issues, as those two states were the strongest-performing states in the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Performance2,3

Portfolio Managers Thomas M. Metzold, CFA and Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	08/07/1995	11.23%	3.95%	4.86%	—
Class A with 4.75% Maximum Sales Charge	—	5.89	2.94	4.35	—
Class B at NAV	08/07/1995	10.42	3.18	4.11	—
Class B with 5% Maximum Sales Charge	—	5.42	2.86	4.11	—
Class C at NAV	06/18/1997	10.35	3.18	4.11	—
Class C with 1% Maximum Sales Charge	—	9.35	3.18	4.11	—
Class I at NAV	05/09/2007	11.50	4.23	—	2.69%
Barclays Capital Municipal Bond Index	—	4.80%	5.73%	5.17%	—
Barclays Capital High Yield Long (22+) Municipal Bond Index	—	20.26	7.04	7.75	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.04%	1.79%	1.79%	0.79%
Net of Interest Expense		0.93	1.68	1.68	0.68

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.68%	3.91%	3.92%	4.93%
Taxable-Equivalent Distribution Rate		8.27	6.91	6.93	8.71
SEC 30-day Yield		3.47	2.90	2.90	3.89
Taxable-Equivalent SEC 30-day Yield		6.13	5.12	5.12	6.87

% Total Leverage[6]
Residual Interest Bond (RIB)					11.75%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2003	$14,964	N.A.
Class C	$10,000	01/31/2003	$14,961	N.A.
Class I	$250,000	05/09/2007	$291,175	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	7.8%	B	6.5%
AA	17.1	CCC	2.3
A	16.9	CC	0.1
BBB	29.6	Not Rated	14.9
BB	4.8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30- day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 – January 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/12)	Ending Account Value (1/31/13)	Expenses Paid During Period* (8/1/12 – 1/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,045.60	$4.88	0.95%
Class B	$1,000.00	$1,041.70	$8.72	1.70%
Class C	$1,000.00	$1,042.10	$8.73	1.70%
Class I	$1,000.00	$1,048.10	$3.60	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.82	0.95%
Class B	$1,000.00	$1,016.60	$8.62	1.70%
Class C	$1,000.00	$1,016.60	$8.62	1.70%
Class I	$1,000.00	$1,021.60	$3.56	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2012.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Portfolio of Investments

Tax-Exempt Municipal Securities — 109.3%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 1.2%
Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$7,000	$7,040,600
Pennsylvania Economic Development Financing Authority, (Colver), (AMT), 5.125%, 12/1/15	850	867,629
Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13(5)	900	571,050
Western Generation Agency, OR, (Wauna Cogeneration), 5.00%, 1/1/21	250	252,858

		$8,732,137

Education — 5.8%
Harris County, TX, Cultural Education Facilities Finance Corp., (Baylor College of Medicine), 5.00%, 11/15/37	$2,445	$2,743,388
Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38(1)	800	319,928
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	12,625	15,193,304
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(2)	10,000	11,553,600
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,935	2,273,992
University of Washington, 5.00%, 7/1/33	10	11,961
University of Washington, 5.00%, 7/1/33(2)(3)	9,880	11,817,171

		$43,913,344

Electric Utilities — 2.0%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,715	$1,785,024
Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	3,570	638,280
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	5,920	6,951,146
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	2,420	2,649,682
Puerto Rico Electric Power Authority, 5.00%, 7/1/42	2,785	2,743,225

		$14,767,357

Escrowed / Prerefunded — 0.4%
Dawson Ridge, CO, Metropolitan District No. 1, Escrowed to Maturity, 0.00%, 10/1/22	$3,500	$2,831,430

		$2,831,430

Security	Principal Amount (000’s omitted)	Value

General Obligations — 6.0%
California, 5.50%, 3/1/40	$1,315	$1,539,352
Louisiana, 4.00%, 8/1/30(2)	5,200	5,751,616
Louisiana, 4.00%, 8/1/31(2)	5,200	5,715,060
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	6,480	7,358,299
Texas Transportation Commission, Highway Improvement, 5.00%, 4/1/42	7,000	8,178,660
Washington, 5.25%, 2/1/36(2)	10,000	11,788,300
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	4,355	5,212,979

		$45,544,266

Health Care – Miscellaneous — 1.2%
Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$1,690	$1,618,800
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(4)	471	474,890
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(4)	438	442,546
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(4)	368	372,361
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(4)	69	69,898
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(4)	157	158,909
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(4)	435	440,314
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(4)	182	184,973
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 12/1/36(4)	365	366,825
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(4)	109	110,984
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(4)	243	245,011
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(4)	201	202,641

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Health Care – Miscellaneous (continued)
Yavapai County, AZ, Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	$4,150	$4,258,440

		$8,946,592

Hospital — 15.0%
California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	$9,570	$10,774,863
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	8,015	8,270,999
Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	905	932,376
Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	875	898,179
Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40	6,555	7,213,515
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	6,340	8,108,987
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,919,392
Knox County, TN, Health, Educational & Housing Facilities, (Covenant Health), 0.00%, 1/1/40	12,870	3,403,986
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	2,005	2,451,333
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	6,205	6,303,784
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	4,500	4,691,115
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(2)	7,470	8,222,976
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,190	3,566,643
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,000	2,217,120
Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 6.00%, 12/1/29	2,560	2,561,869
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 5.00%, 7/1/42	2,550	2,625,174
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.00%, 10/1/42	2,985	3,290,306
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,531,462
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	5,735	6,063,157
Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare Project), 4.75%, 12/1/36	14,660	15,381,126
Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.25%, 3/1/35	2,800	2,849,280

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.25%, 8/15/31	$5,650	$6,021,883

		$113,299,525

Housing — 2.4%
Centerline Equity Issuer Trust, TN, 6.00%, 5/15/19(4)	$4,000	$4,760,840
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,505	1,507,619
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	400	400,544
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,660	2,661,516
Oregon Health Authority, (Trillium Affordable Housing), Series B, (AMT), 6.75%, 2/15/29	1,180	1,180,224
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(5)	860	481,557
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(1)	2,000	1,119,900
Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(2)	4,265	4,592,680
Virginia Housing Development Authority, (AMT), 24.378%, 10/1/35(4)(6)(7)	1,300	1,721,980

		$18,426,860

Industrial Development Revenue — 12.8%
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,735	$1,541,166
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	2,370	2,369,668
Alabama Industrial Development Authority, (Pine City Fiber Co.), Series 1993, (AMT), 6.45%, 12/1/23	6,325	6,324,494
Alabama Industrial Development Authority, (Pine City Fiber Co.), Series 1994, (AMT), 6.45%, 12/1/23	1,360	1,359,891
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	9,085	10,376,433
Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	2,150	2,238,322
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	1,180	1,482,953
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	6,510	7,288,205
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	1,300	1,350,986
Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	2,105	2,105,674

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Illinois Finance Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.05%, 8/1/29	$7,600	$8,050,680
Maine Finance Authority, Solid Waste Disposal, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25	2,175	2,236,009
Maricopa County, AZ, Pollution Control Corp., (El Paso Electric Co.), 4.50%, 8/1/42	6,300	6,519,240
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,350	2,215,909
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	470	471,133
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	2,760	2,843,076
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	8,472,158
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 9.00%, 6/1/33	635	651,827
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	7,006,765
Niagara Area Development Corp., NY, Solid Waste Disposal Facility, (Covanta Energy), 5.25%, 11/1/42	1,315	1,358,934
Phenix City, AL, Industrial Development Board Environmental Improvement Revenue, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	5,455	5,388,067
Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	8,200	7,658,308
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	4,230	4,816,024
St. Charles Parish, LA, (Valero Energy Corp.), 4.00% to 6/1/22 (Put Date), 12/1/40	2,340	2,589,421

		$96,715,343

Insured – Electric Utilities — 1.9%
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (FGIC), (AMT), 4.60%, 5/1/26	$5,510	$5,715,247
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	8,050	8,760,332

		$14,475,579

Insured – Other Revenue — 3.3%
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/26	$10,510	$5,054,574
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/28	10,000	4,258,800
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	12,700	4,289,933

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue (continued)
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/31	$695	$706,579
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/36	3,215	3,244,417
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	150	151,160
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	5,650	6,981,874

		$24,687,337

Insured – Special Tax Revenue — 2.3%
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	$14,500	$12,796,830
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	20,000	3,740,400
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	5,415	902,735

		$17,439,965

Insured – Student Loan — 2.2%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$6,320	$7,055,837
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	9,455	9,577,537

		$16,633,374

Insured – Transportation — 7.7%
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	$15,000	$4,982,400
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	6,255,800
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	1,910,456
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/38	3,335	902,451
North Texas Tollway Authority, (AGC), 6.20%, (0.00% until 1/1/15), 1/1/42	10,000	10,967,100
San Joaquin Hills Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/32	20,335	7,516,426
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,150	8,018,653
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/25	19,910	12,489,344
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	10,000	4,641,100

		$57,683,730

Lease Revenue / Certificates of Participation — 3.6%
Greenville County, SC, School District, 5.00%, 12/1/24(2)	$21,000	$23,959,530
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	2,765	3,304,949

		$27,264,479

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Nursing Home — 0.4%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$970	$964,481
Westmoreland County, PA, Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	2,305	1,789,740

		$2,754,221

Other Revenue — 11.6%
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$1,150	$1,364,325
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	1,290	1,523,890
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	700	829,927
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	6,355	5,527,325
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	81,635	2,773,141
Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(4)	6,000	5,665,020
New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(2)(3)	7,200	7,969,536
Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(4)	14,000	9,212,000
Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	145	144,929
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	840	816,396
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	3,135	3,603,244
Seminole Tribe, FL, 5.25%, 10/1/27(4)	9,000	9,644,220
Seminole Tribe, FL, 5.50%, 10/1/24(4)	6,135	6,680,831
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 6.25%, 12/15/26	4,295	5,576,499
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/32	3,500	3,793,300
Tobacco Settlement Financing Corp., NJ, 5.00%, 6/1/41	16,200	14,719,482
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	8,580	7,341,734

		$87,185,799

Senior Living / Life Care — 7.3%
Albermarle County, VA, Economic Development Authority, (Westminster-Canterbury Blue Ridge), 5.00%, 1/1/42	$900	$900,657
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.75%, 11/15/26	1,575	1,605,240
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.875%, 11/15/36	6,000	6,053,280
Cliff House Trust, (AMT), 6.625%, 6/1/27(1)	3,000	1,575,420

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$4,150	$4,277,281
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	2,710	2,820,893
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	565,147
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	519,082
Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,046,400
Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	7,425	7,424,777
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	7,000	7,089,740
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,600	2,683,616
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27	1,085	1,087,181
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41	1,560	1,508,395
North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42(1)	3,475	347,570
North Miami, FL, Health Care Facilities, (Imperial Club), 7.625%, (0.00% until 1/1/17), 1/1/41(1)	7,315	731,646
St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	530	530,323
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,225	1,272,530
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	5,460	5,603,270
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	450	487,463
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	1,320	1,437,044
Tompkins County, NY, Development Corp., (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,265,796
Tompkins County, NY, Development Corp., (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,280,147
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,690,625

		$54,803,523

Solid Waste — 0.7%
Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$5,610	$5,620,042

		$5,620,042

Special Tax Revenue — 7.5%
Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	$1,260	$1,226,471

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	$100	$87,013
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	6,250	5,414,625
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	3,225	3,031,500
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	1,210	1,414,793
Illinois, Sales Tax Revenue, 5.00%, 6/15/32	1,165	1,354,592
Illinois, Sales Tax Revenue, 5.00%, 6/15/33	1,240	1,437,792
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(2)	19,980	26,506,467
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	550	436,354
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% until 11/1/14), 5/1/38	1,390	611,600
New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, 5/1/15	835	762,105
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, (0.00% until 11/1/14), 5/1/18	1,085	512,174
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(1)	1,005	10
Poinciana West, FL, Community Development District, 6.00%, 5/1/37	2,230	2,248,018
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	3,055	2,734,133
Southern Hills Plantation I, FL, Community Development District, Series A1, 5.80%, 5/1/35	1,383	1,174,890
Southern Hills Plantation I, FL, Community Development District, Series A2, 5.80%, 5/1/35	1,020	676,658
Sterling Hill, FL, Community Development District, 5.50%, 5/1/37(1)	3,650	1,059,376
University Square, FL, Community Development District, 5.875%, 5/1/38	1,845	1,892,472
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	3,505	4,133,517

		$56,714,560

Student Loan — 0.7%
New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/27	$4,800	$5,187,024

		$5,187,024

Transportation — 12.7%
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$565	$663,745
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	5,380	5,866,944

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	$8,585	$9,282,188
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	4,430	4,912,516
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,000	2,361,560
North Texas Tollway Authority, 5.75%, 1/1/38	7,150	7,943,936
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,540	5,981,926
Pennsylvania Turnpike Commission, 5.35%, (0.00% until 12/1/15), 12/1/30	560	546,918
Pennsylvania Turnpike Commission, 5.45%, (0.00% until 12/1/15), 12/1/35	1,125	1,082,981
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/26	2,815	3,164,679
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/27	2,790	3,120,531
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(2)	10,000	10,921,500
Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(2)	4,980	5,353,351
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(2)	5,025	5,772,418
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	9,990	11,677,211
Route 460 Funding Corp., VA, 0.00%, 7/1/39	4,700	1,234,643
Route 460 Funding Corp., VA, 0.00%, 7/1/40	9,890	2,463,203
Route 460 Funding Corp., VA, 0.00%, 7/1/41	10,630	2,499,219
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,650	4,491,398
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	4,094,278
Walker Field, Public Airport Authority, CO, 4.75%, 12/1/27	1,090	1,136,260
Walker Field, Public Airport Authority, CO, 5.00%, 12/1/22	1,040	1,117,865

		$95,689,270

Water and Sewer — 0.6%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$1,490	$1,616,262
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	2,485	2,711,359

		$4,327,621

Total Tax-Exempt Municipal Securities — 109.3% (identified cost $775,951,955)		$823,643,378

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Portfolio of Investments — continued

Taxable Municipal Securities — 0.2%

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 0.2%
Pueblo of Santa Ana, NM, 15.00%, 4/1/24(4)	$1,569	$1,576,437

Total Taxable Municipal Securities — 0.2% (identified cost $1,568,500)		$1,576,437

Total Investments — 109.5% (identified cost $777,520,455)		$825,219,815

Other Assets, Less Liabilities — (9.5)%		$(71,676,783)

Net Assets — 100.0%		$753,543,032

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.

At January 31, 2013, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	16.8%
New York	11.5%
Others, representing less than 10% individually	81.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2013, 15.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 5.9% of total investments.

(1)	Defaulted security. Issuer has defaulted on the payment of interest or has filed for bankruptcy.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $7,576,707.
(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At January 31, 2013, the aggregate value of these securities is $49,672,414 or 6.6% of the Fund’s net assets.

(5)	Defaulted matured bond.

(6)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,200,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(7)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at January 31, 2013.

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Statement of Assets and Liabilities

Assets	January 31, 2013
Investments, at value (identified cost, $777,520,455)	$825,219,815
Cash	21,906,488
Restricted cash*	1,275,000
Interest receivable	9,069,400
Receivable for investments sold	2,326,122
Receivable for Fund shares sold	2,209,044
Total assets	$862,005,869
Liabilities
Payable for floating rate notes issued	$95,167,000
Payable for investments purchased	8,817,021
Payable for variation margin on open financial futures contracts	139,352
Payable for Fund shares redeemed	2,887,947
Distributions payable	572,780
Payable to affiliates:
Investment adviser fee	300,212
Distribution and service fees	239,548
Interest expense and fees payable	148,949
Accrued expenses	190,028
Total liabilities	$108,462,837
Net Assets	$753,543,032
Sources of Net Assets
Paid-in capital	$944,451,484
Accumulated net realized loss	(242,848,571)
Accumulated undistributed net investment income	1,917,108
Net unrealized appreciation	50,023,011
Net Assets	$753,543,032
Class A Shares
Net Assets	$411,671,072
Shares Outstanding	46,625,616
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.83
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.27
Class B Shares
Net Assets	$14,918,613
Shares Outstanding	1,695,143
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.80
Class C Shares
Net Assets	$165,886,974
Shares Outstanding	20,303,052
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.17
Class I Shares
Net Assets	$161,066,373
Shares Outstanding	18,224,550
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Statement of Operations

Investment Income	Year Ended January 31, 2013
Interest	$42,827,692
Total investment income	$42,827,692

Expenses
Investment adviser fee	$3,466,804
Distribution and service fees
Class A	978,892
Class B	188,077
Class C	1,580,627
Trustees’ fees and expenses	28,338
Custodian fee	220,155
Transfer and dividend disbursing agent fees	278,639
Legal and accounting services	98,662
Printing and postage	42,401
Registration fees	99,242
Interest expense and fees	720,296
Miscellaneous	129,731
Total expenses	$7,831,864
Deduct —
Reduction of custodian fee	$2,002
Total expense reductions	$2,002

Net expenses	$7,829,862

Net investment income	$34,997,830

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(88,448)
Financial futures contracts	(4,698,306)
Net realized loss	$(4,786,754)
Change in unrealized appreciation (depreciation) —
Investments	$40,756,452
Financial futures contracts	3,942,479
Net change in unrealized appreciation (depreciation)	$44,698,931

Net realized and unrealized gain	$39,912,177

Net increase in net assets from operations	$74,910,007

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$34,997,830	$37,918,453
Net realized loss from investment transactions and financial futures contracts	(4,786,754)	(33,107,079)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	44,698,931	104,351,628
Net increase in net assets from operations	$74,910,007	$109,163,002
Distributions to shareholders —
From net investment income
Class A	$(19,357,383)	$(20,828,601)
Class B	(795,352)	(1,388,597)
Class C	(6,624,499)	(7,070,825)
Class I	(7,464,322)	(5,846,926)
Total distributions to shareholders	$(34,241,556)	$(35,134,949)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$126,685,379	$63,503,662
Class B	383,870	1,280,839
Class C	33,034,684	17,610,938
Class I	87,235,591	69,021,628
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,738,852	13,444,013
Class B	598,710	783,207
Class C	4,644,623	4,099,244
Class I	6,055,559	4,567,170
Cost of shares redeemed
Class A	(135,548,463)	(111,482,718)
Class B	(3,692,603)	(5,880,584)
Class C	(27,638,412)	(31,104,988)
Class I	(65,506,925)	(25,653,556)
Net asset value of shares exchanged
Class A	6,409,319	7,617,143
Class B	(6,409,319)	(7,617,143)
Net increase in net assets from Fund share transactions	$41,990,865	$188,855

Net increase in net assets	$82,659,316	$74,216,908

Net Assets
At beginning of year	$670,883,716	$596,666,808
At end of year	$753,543,032	$670,883,716

Accumulated undistributed net investment income included in net assets
At end of year	$1,917,108	$1,776,475

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended January 31, 2013
Net increase in net assets from operations	$74,910,007
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(205,698,488)
Investments sold	175,173,472
Net amortization/accretion of premium (discount)	(5,391,422)
Increase in restricted cash	(1,275,000)
Increase in interest receivable	(212,394)
Decrease in payable for variation margin on open financial futures contracts	(149,500)
Increase in payable to affiliate for investment adviser fee	25,837
Increase in payable to affiliate for distribution and service fees	21,329
Decrease in interest expense and fees payable	(4,893)
Increase in accrued expenses	9,579
Net change in unrealized (appreciation) depreciation from investments	(40,756,452)
Net realized loss from investments	88,448
Net cash used in operating activities	$(3,259,477)

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$247,304,836
Fund shares redeemed	(231,425,127)
Distributions paid, net of reinvestments	(7,394,487)
Proceeds from secured borrowings	30,510,000
Repayment of secured borrowings	(21,630,000)
Net cash provided by financing activities	$17,365,222

Net increase in cash	$14,105,745

Cash at beginning of year	$7,800,743

Cash at end of year	$21,906,488

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$27,037,744
Cash paid for interest and fees	725,189

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Financial Highlights

	Class A
	Year Ended January 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.340	$7.410	$7.900	$6.440	$9.780

Income (Loss) From Operations
Net investment income(1)	$0.434	$0.491	$0.472	$0.488	$0.504
Net realized and unrealized gain (loss)	0.481	0.894	(0.479)	1.452	(3.351)

Total income (loss) from operations	$0.915	$1.385	$(0.007)	$1.940	$(2.847)

Less Distributions
From net investment income	$(0.425)	$(0.455)	$(0.483)	$(0.480)	$(0.493)

Total distributions	$(0.425)	$(0.455)	$(0.483)	$(0.480)	$(0.493)

Net asset value — End of year	$8.830	$8.340	$7.410	$7.900	$6.440

Total Return(2)	11.23%	19.34%	(0.35)%	31.04%	(29.94)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$411,671	$376,496	$361,171	$481,346	$407,816
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.86%	0.93%	0.99%	1.00%	0.97%
Interest and fee expense(3)	0.10%	0.11%	0.12%	0.11%	0.35%
Total expenses before custodian fee reduction	0.96%	1.04%	1.11%	1.11%	1.32%
Expenses after custodian fee reduction excluding interest and fees	0.86%	0.93%	0.99%	1.00%	0.96%
Net investment income	5.05%	6.35%	5.90%	6.72%	5.97%
Portfolio Turnover	22%	19%	12%	22%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Financial Highlights — continued

	Class B
	Year Ended January 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.310	$7.390	$7.880	$6.430	$9.750

Income (Loss) From Operations
Net investment income(1)	$0.370	$0.433	$0.410	$0.432	$0.440
Net realized and unrealized gain (loss)	0.479	0.883	(0.477)	1.448	(3.336)

Total income (loss) from operations	$0.849	$1.316	$(0.067)	$1.880	$(2.896)

Less Distributions
From net investment income	$(0.359)	$(0.396)	$(0.423)	$(0.430)	$(0.424)

Total distributions	$(0.359)	$(0.396)	$(0.423)	$(0.430)	$(0.424)

Net asset value — End of year	$8.800	$8.310	$7.390	$7.880	$6.430

Total Return(2)	10.42%	18.35%	(1.09)%	30.02%	(30.42)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,919	$22,973	$31,380	$46,335	$46,123
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.62%	1.68%	1.74%	1.76%	1.72%
Interest and fee expense(3)	0.10%	0.11%	0.12%	0.11%	0.35%
Total expenses before custodian fee reduction	1.72%	1.79%	1.86%	1.87%	2.07%
Expenses after custodian fee reduction excluding interest and fees	1.62%	1.68%	1.74%	1.76%	1.71%
Net investment income	4.34%	5.64%	5.14%	5.99%	5.23%
Portfolio Turnover	22%	19%	12%	22%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.720	$6.860	$7.310	$5.970	$9.050

Income (Loss) From Operations
Net investment income(1)	$0.341	$0.400	$0.380	$0.401	$0.408
Net realized and unrealized gain (loss)	0.442	0.827	(0.437)	1.339	(3.095)

Total income (loss) from operations	$0.783	$1.227	$(0.057)	$1.740	$(2.687)

Less Distributions
From net investment income	$(0.333)	$(0.367)	$(0.393)	$(0.400)	$(0.393)

Total distributions	$(0.333)	$(0.367)	$(0.393)	$(0.400)	$(0.393)

Net asset value — End of year	$8.170	$7.720	$6.860	$7.310	$5.970

Total Return(2)	10.35%	18.44%	(1.02)%	29.92%	(30.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$165,887	$146,788	$139,798	$162,425	$123,933
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%	1.68%	1.73%	1.75%	1.72%
Interest and fee expense(3)	0.10%	0.11%	0.12%	0.11%	0.35%
Total expenses before custodian fee reduction	1.71%	1.79%	1.85%	1.86%	2.07%
Expenses after custodian fee reduction excluding interest and fees	1.61%	1.68%	1.73%	1.75%	1.71%
Net investment income	4.30%	5.60%	5.14%	5.95%	5.23%
Portfolio Turnover	22%	19%	12%	22%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.350	$7.420	$7.910	$6.440	$9.780

Income (Loss) From Operations
Net investment income(1)	$0.455	$0.504	$0.486	$0.505	$0.520
Net realized and unrealized gain (loss)	0.482	0.900	(0.474)	1.461	(3.345)

Total income (loss) from operations	$0.937	$1.404	$0.012	$1.966	$(2.825)

Less Distributions
From net investment income	$(0.447)	$(0.474)	$(0.502)	$(0.496)	$(0.515)

Total distributions	$(0.447)	$(0.474)	$(0.502)	$(0.496)	$(0.515)

Net asset value — End of year	$8.840	$8.350	$7.420	$7.910	$6.440

Total Return(2)	11.50%	19.60%	(0.12)%	31.48%	(29.75)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$161,066	$124,627	$64,318	$27,780	$3,442
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.61%	0.68%	0.73%	0.74%	0.71%
Interest and fee expense(3)	0.10%	0.11%	0.12%	0.11%	0.35%
Total expenses before custodian fee reduction	0.71%	0.79%	0.85%	0.85%	1.06%
Expenses after custodian fee reduction excluding interest and fees	0.61%	0.68%	0.73%	0.74%	0.70%
Net investment income	5.29%	6.49%	6.10%	6.66%	6.57%
Portfolio Turnover	22%	19%	12%	22%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $195,870,739 and current year deferred capital losses of $48,252,392 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on January 31, 2014 ($6,453,293), January 31, 2016 ($14,863,328), January 31, 2017 ($49,195,524), January 31, 2018 ($115,791,581) and January 31, 2019 ($9,567,013). The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of January 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

21

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 11) at January 31, 2013. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2013, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $95,167,000 and $158,959,715, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2013 was 0.10% to 0.25%. For the year ended January 31, 2013, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $92,777,000 and 0.78%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2013.

The Fund may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

22

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements — continued

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2013 and January 31, 2012 was as follows:

	Year Ended January 31,
	2013	2012

Distributions declared from:
Tax-exempt income	$33,462,523	$35,033,065
Ordinary income	$779,033	$101,884

During the year ended January 31, 2013, accumulated net realized loss was decreased by $23,647,951, accumulated undistributed net investment income was decreased by $615,641 and paid-in capital was decreased by $23,032,310 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount and expenditures on defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$2,845,534
Capital loss carryforward and deferred capital losses	$(244,123,131)
Net unrealized appreciation	$50,941,925
Other temporary differences	$(572,780)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, residual interest bonds, expenditures on defaulted bonds, defaulted bond interest and accretion of market discount.

23

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%
$500 million but less than $750 million	0.2925	2.9250
$750 million but less than $1 billion	0.2700	2.9250
$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. For the year ended January 31, 2013, the investment adviser fee amounted to $3,466,804 or 0.49% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2013, EVM earned $12,766 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $129,687 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2013 amounted to $978,892 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2013, the Fund paid or accrued to EVD $141,058 and $1,185,470 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2013, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $9,229,000 and $32,129,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2013 amounted to $47,019 and $395,157 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements — continued

declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended January 31, 2013, the Fund was informed that EVD received approximately $2,000, $28,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $192,466,635 and $173,464,707, respectively, for the year ended January 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2013	2012

Sales	14,609,849	8,170,023
Issued to shareholders electing to receive payments of distributions in Fund shares	1,830,088	1,733,505
Redemptions	(15,715,863)	(14,468,455)
Exchange from Class B shares	749,767	980,073

Net increase (decrease)	1,473,841	(3,584,854)

	Year Ended January 31,
Class B	2013	2012

Sales	44,726	164,979
Issued to shareholders electing to receive payments of distributions in Fund shares	70,072	101,480
Redemptions	(431,682)	(767,833)
Exchange to Class A shares	(751,874)	(982,879)

Net decrease	(1,068,758)	(1,484,253)

	Year Ended January 31,
Class C	2013	2012

Sales	4,162,312	2,447,498
Issued to shareholders electing to receive payments of distributions in Fund shares	583,536	571,124
Redemptions	(3,466,419)	(4,381,497)

Net increase (decrease)	1,279,429	(1,362,875)

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements — continued

	Year Ended January 31,
Class I	2013	2012

Sales	10,095,198	8,990,368
Issued to shareholders electing to receive payments of distributions in Fund shares	703,073	586,498
Redemptions	(7,505,361)	(3,316,956)

Net increase	3,292,910	6,259,910

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$679,110,890

Gross unrealized appreciation	$84,450,581
Gross unrealized depreciation	(33,508,656)

Net unrealized appreciation	$50,941,925

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2013.

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2013 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation

3/13	325 U.S. 10-Year Treasury Note	Short	$(43,242,266)	$(42,666,406)	$575,860
3/13	268 U.S. 30-Year Treasury Bond	Short	(40,197,416)	(38,449,625)	1,747,791

					$2,323,651

At January 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2013 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Futures Contracts	$2,323,651	(1)	$—

Total	$2,323,651		$—

(1)

Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures Contracts	$(4,698,306	)(1)	$3,942,479	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended January 31, 2013, which is indicative of the volume of this derivative type, was approximately $59,300,000.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$823,643,378	$—	$823,643,378
Taxable Municipal Securities	—	1,576,437	—	1,576,437

Total Investments	$—	$825,219,815	$—	$825,219,815
Futures Contracts	$2,323,651	$—	$—	$2,323,651

Total	$2,323,651	$825,219,815	$—	$827,543,466

The Fund held no investments or other financial instruments as of January 31, 2012 whose fair value was determined using Level 3 inputs. At January 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2013

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Fund designates 97.72% of dividends from net investment income as an exempt-interest dividend.

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 183 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 183 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 1963	President	Since 2005	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416-3/13	HYSRC

Eaton Vance Tax-Advantaged Bond Strategies Funds Annual Report January 31, 2013

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. A Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information, please call 1-800-262-1122.

Annual Report January 31, 2013

Eaton Vance

Tax-Advantaged Bond Strategies Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Tax-Advantaged Bond Strategies Short Term Fund	4
Tax-Advantaged Bond Strategies Intermediate Term Fund	6
Tax-Advantaged Bond Strategies Long Term Fund	8

Endnotes and Additional Disclosures	10

Fund Expenses	11

Financial Statements	13

Report of Independent Registered Public Accounting Firm	47

Federal Tax Information	48

Management and Organization	49

Important Notices	51

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Two intertwined forces dominated fixed-income markets during the 12-month period ended January 31, 2013: a low interest-rate environment that drove investors to search for yield; and investors’ increased appetite for risk.

Highly accommodative monetary policies instituted by central banks around the world exerted an unusual amount of influence on financial markets, pushing interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted several times during the period to maintain downward pressure on rates. In spring 2012, the Fed extended Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In September 2012, the Fed began purchasing approximately $40 billion of agency mortgage-backed securities (MBS) monthly. And in December 2012, it replaced Operation Twist, which was expiring, with outright purchases of another $40 billion or so of Treasuries and agency MBS each month. This downward pressure on yields drove investors to look elsewhere for income. The result was that many investors increased their allocation to higher-yielding bonds, pushing up prices for those securities.

At the same time, improving economic conditions, especially in the second half of the period ended January 31, 2013, made fixed-income investors more comfortable with riskier asset classes. In the United States, unemployment began to gradually decline, and the battered housing market appeared to be finally turning around — in part because of the Fed’s downward pressure on mortgage rates. Overseas, actions by the European Central Bank calmed many investors’ fears that Europe’s debt crisis would lead to a fracturing of the eurozone and drag the U.S. and global economies back into recession.

Against this backdrop, municipal bonds rallied during the one-year period ended January 31, 2013, led by the long end of the yield curve and lower credit-quality bonds. The Barclays Capital Municipal Bond Index2 — an unmanaged index of municipal bonds traded in the United States — returned 4.80% for the period. As yields on high-quality bonds fell, investors moved out on the yield curve, buying longer-maturity municipal bonds to potentially take advantage of higher yields at the long end of the yield curve. In their quest for income, investors also favored lower-quality, higher-yielding issues over higher-quality, lower-yielding bonds. As a result, longer-

duration7, lower-credit-quality bonds were the best performers in the municipal space during the period.

For the one-year period ended January 31, 2013, municipal bonds outperformed Treasuries and offered higher taxable-equivalent yields.

Fund Performance

For the fiscal year ended January 31, 2013, Eaton Vance Tax-Advantaged Bond Strategies (TABS) Short Term Fund and Eaton Vance Tax-Advantaged Bond Strategies (TABS) Intermediate Term Fund Class A shares at net asset value (NAV) underperformed their respective benchmark indexes. During the same time period, Eaton Vance Tax-Advantaged Bond Strategies (TABS) Long Term Fund Class A shares at NAV outperformed that Fund’s benchmark.

The TABS Short Term, TABS Intermediate Term and TABS Long Term Funds seek after-tax total return. The Funds invest in municipals, Treasury and agency bonds of high quality — generally rated AA6 and above — and of limited, intermediate or long duration, respectively. Management strives to add value by crossing over from municipals to U.S. government bonds and vice versa, according to which sector is more attractively valued at a given time. Management also pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. The Funds do not employ leverage or hedging as part of their strategy.

For all three Funds, the strategy of overweighting higher-quality bonds detracted from relative performance versus their respective benchmarks, as lower-rated municipal bonds outperformed higher-rated issues during the 12-month period. In contrast, relative value trading was a positive contributor to relative results versus their respective benchmarks for all Funds.

Because municipal bonds were more attractively valued than Treasuries throughout the period, all Funds were fully invested in municipal bonds during the fiscal year and the crossover strategy was not employed.

All three Funds maintained a duration close to that of their respective benchmarks during the period, and duration was not a material factor in the relative performance of any Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results

Eaton Vance TABS Short Term Fund Class A shares at NAV returned 1.20%, underperforming the 2.41% return of the Fund’s primary benchmark, the Barclays Capital 5 Year Municipal Bond Index.

The primary detractor from the Fund’s performance versus its benchmark during the period was an overweighting in higher-quality issues, as noted earlier. Whereas the Fund had a small investment in bonds rated below AA, the Barclays Index held an average 20% position in A-rated issues and an average 7% position in BBB-rated issues during a period when lower-rated bonds outperformed. In contrast, relative value trading contributed to Fund performance versus its benchmark.

Eaton Vance TABS Intermediate Term Fund Class A shares at NAV returned 2.79%, lagging the 2.99% return of the Fund’s primary benchmark, the Barclays Capital Managed Money Intermediate (1-17 Year) Index.

As with the TABS Short Term Fund, higher credit-quality was the primary detractor from TABS Intermediate Term Fund’s performance relative to its benchmark during the period. Although TABS Intermediate Term Fund and its benchmark were both limited to investing in bonds rated AA and higher, the Fund had an average 47% weighting in AAA issues during the period, while its benchmark had a smaller 23% weighting in that highest-rated category.

In contrast, yield curve positioning aided relative performance versus the Index during the 12-month period. While TABS Intermediate Term Fund’s benchmark is limited to bonds with 17 or fewer years remaining to maturity, the Fund held, on average over the period, 7% of holdings in issues with maturities beyond 17 years — during a period when longer-maturity bonds outperformed. As noted earlier, relative value trading also contributed to results versus the benchmark.

Eaton Vance TABS Long Term Fund Class A shares at NAV returned 6.55%, outperforming the 5.94% return of the Fund’s primary benchmark, the Barclays Capital Managed Money 10+ Year Index.

Relative value trading was the primary contributor to TABS Long Term Fund’s outperformance versus its benchmark during the period. Detractors from relative results versus the benchmark included an overweighting in high-quality issues as well as yield curve positioning. On average over the period, the Fund had 45% of its assets in AAA-rated issues, while its Barclays benchmark held only 17.5% of its assets in that highest-credit-quality category. With regard to yield curve positioning, the Fund was overweighted in the 15- to 20-year area of the yield curve and underweighted in the 20- to 30-year portion of the yield curve, during a period when longer-maturity bonds outperformed shorter-maturity issues.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Brian D. Clouser, CFA

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	03/27/2009	1.20%	3.69%
Class A with 2.25% Maximum Sales Charge	—	–1.09	3.08
Class C at NAV	03/27/2009	0.41	2.94
Class C with 1% Maximum Sales Charge	—	–0.57	2.94
Class I at NAV	03/27/2009	1.45	3.94

Barclays Capital 5 Year Municipal Bond Index	03/27/2009	2.41%	4.99%
Barclays Capital Managed Money 1-7 Year Index	03/27/2009	1.68	4.02

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Since Inception
Class A After Taxes on Distributions	03/27/2009	–1.43%	2.80%
Class A After Taxes on Distributions and Sale of Fund Shares	—	0.14	2.55
Class C After Taxes on Distributions	03/27/2009	–0.92	2.69
Class C After Taxes on Distributions and Sale of Fund Shares	—	0.23	2.32
Class I After Taxes on Distributions	03/27/2009	1.09	3.66
Class I After Taxes on Distributions and Sale of Fund Shares	—	1.70	3.28

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
	0.89%	1.64%	0.64%

% Distribution Rates/Yields[5]	Class A	Class C	Class I
Distribution Rate	0.28%	—	0.47%
SEC 30-day Yield	–0.05	–0.79%	0.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	03/27/2009	$11,180	N.A.
Class I	$250,000	03/27/2009	$290,175	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2013

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	02/01/2010	2.79%	7.76%
Class A with 2.25% Maximum Sales Charge	—	0.49	6.94
Class C at NAV	02/01/2010	1.98	6.96
Class C with 1% Maximum Sales Charge	—	0.98	6.96
Class I at NAV	02/01/2010	3.05	8.05

Barclays Capital Managed Money Intermediate (1-17 Year) Index	02/01/2010	2.99%	5.77%
Barclays Capital 7 Year Municipal Bond Index	02/01/2010	3.24	6.01

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Since Inception
Class A After Taxes on Distributions	02/01/2010	0.06%	6.70%
Class A After Taxes on Distributions and Sale of Fund Shares	—	0.82	5.58
Class C After Taxes on Distributions	02/01/2010	0.54	6.71
Class C After Taxes on Distributions and Sale of Fund Shares	—	0.79	5.41
Class I After Taxes on Distributions	02/01/2010	2.61	7.81
Class I After Taxes on Distributions and Sale of Fund Shares	—	2.39	6.51

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.11%	1.86%	0.86%
Net	0.95	1.70	0.70

% Distribution Rates/Yields[5]	Class A	Class C	Class I
Distribution Rate	0.58%	—	0.84%
SEC 30-day Yield	0.41	–0.32%	0.67

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	02/01/2010	$12,520	$12,238
Class C	$10,000	02/01/2010	$12,242	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2013

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2013

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	02/01/2010	6.55%	10.42%
Class A with 4.75% Maximum Sales Charge	—	1.52	8.65
Class C at NAV	02/01/2010	5.76	9.58
Class C with 1% Maximum Sales Charge	—	4.78	9.58
Class I at NAV	02/01/2010	6.82	10.66

Barclays Capital Managed Money 10+ Year Index	02/01/2010	5.94%	8.02%
Barclays Capital 15 Year Municipal Bond Index	02/01/2010	5.29	7.66

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Since Inception
Class A After Taxes on Distributions	02/01/2010	–0.52%	7.58%
Class A After Taxes on Distributions and Sale of Fund Shares	—	2.09	6.83
Class C After Taxes on Distributions	02/01/2010	2.65	8.50
Class C After Taxes on Distributions and Sale of Fund Shares	—	3.66	7.41
Class I After Taxes on Distributions	02/01/2010	4.68	9.57
Class I After Taxes on Distributions and Sale of Fund Shares	—	5.27	8.49

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	2.16%	2.91%	1.91%
Net	0.95	1.70	0.70

% Distribution Rates/Yields[5]	Class A	Class C	Class I
Distribution Rate	1.27%	0.55%	1.53%
SEC 30-day Yield	1.09	0.33	1.40

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$13,169	N.A.
Class I	$250,000	02/01/2010	$339,075	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

8

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2013

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Barclays Capital Managed Money Intermediate (1-17 Year) Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year maturity component of Barclays Capital Municipal Managed Money Index. Barclays Capital Municipal Managed Money Index is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. Barclays Capital Managed Money Index (10+ year) is an unmanaged, tax-exempt bond market index that measures the 10+ year maturity component of the Barclays Capital Municipal Managed Money Index. Barclays Capital Managed Money 1-7 Year Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year maturity component of the Barclays Capital Municipal Managed Money Index and such Index performance is available as of month end only. Barclays Capital 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Barclays Capital 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement for Tax-Advantaged Bond Strategies Intermediate Term Fund and Tax-Advantaged Bond Strategies Long Term Fund that continues through 5/31/13. Without the reimbursement, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

10

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 – January 31, 2013).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

	Beginning Account Value (8/1/12)	Ending Account Value (1/31/13)	Expenses Paid During Period* (8/1/12 – 1/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,004.50	$4.43	0.88%
Class C	$1,000.00	$1,000.50	$8.20	1.63%
Class I	$1,000.00	$1,004.80	$3.17	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.47	0.88%
Class C	$1,000.00	$1,016.90	$8.26	1.63%
Class I	$1,000.00	$1,022.00	$3.20	0.63%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2012.

11

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Fund Expenses — continued

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

	Beginning Account Value (8/1/12)	Ending Account Value (1/31/13)	Expenses Paid During Period* (8/1/12 – 1/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,010.40	$4.80	**	0.95%
Class C	$1,000.00	$1,005.20	$8.57	**	1.70%
Class I	$1,000.00	$1,011.70	$3.54	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.82	**	0.95%
Class C	$1,000.00	$1,016.60	$8.62	**	1.70%
Class I	$1,000.00	$1,021.60	$3.56	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2012.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

	Beginning Account Value (8/1/12)	Ending Account Value (1/31/13)	Expenses Paid During Period* (8/1/12 – 1/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,025.00	$4.84	**	0.95%
Class C	$1,000.00	$1,021.10	$8.64	**	1.70%
Class I	$1,000.00	$1,026.30	$3.57	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.82	**	0.95%
Class C	$1,000.00	$1,016.60	$8.62	**	1.70%
Class I	$1,000.00	$1,021.60	$3.56	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2012.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

12

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments

Tax-Exempt Municipal Securities — 91.5%

Security	Principal Amount (000’s omitted)	Value

Education — 8.6%
Chaska, MN, Independent School District No. 112, 2.00%, 2/1/17	$2,835	$2,970,371
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), Series F, 5.00%, 7/1/18	85	98,691
Florida Board of Education, Lottery Revenue, 4.00%, 7/1/14	5,000	5,260,200
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	19,425	23,188,982
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/21	1,750	2,239,457
New York Dormitory Authority, (State University Educational Facilities), 5.00%, 5/15/19	3,000	3,643,290
North Penn, PA, School District, 5.00%, 3/1/21	3,010	3,634,756
Pennsylvania Higher Educational Facilities Authority, (Temple University), 5.00%, 4/1/19	750	899,303
Seminole County, FL, School Board, 5.00%, 7/1/20	1,710	2,049,555
Texas Tech University, 3.00%, 8/15/16	500	541,130
University of Arkansas, 4.00%, 12/1/14	810	859,993
University of Arkansas, 4.00%, 12/1/15	670	730,173
University of Iowa Facilities Corp., (Medical Education & Biomedical Research Facility), 3.75%, 6/1/17	1,005	1,125,721
University of Maryland, Auxiliary Facility & Tuition Revenue, 3.00%, 4/1/14	3,120	3,222,679
University of Maryland, Auxiliary Facility & Tuition Revenue, 4.00%, 4/1/14	400	417,824
University of Maryland, Auxiliary Facility & Tuition Revenue, 5.00%, 4/1/17	2,120	2,494,159
University of North Carolina System, 5.00%, 5/1/18	1,365	1,633,427
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/20	1,000	1,250,170
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/21	960	1,211,011
Virginia College Building Authority, (21st Century College and Equipment), Series A, 5.00%, 2/1/15	4,585	5,005,995
Virginia College Building Authority, (21st Century College and Equipment), Series B, 5.00%, 2/1/15	3,450	3,766,779
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 2/1/14	5,340	5,596,213
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 2/1/17	1,850	2,161,244
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 9/1/20	12,445	15,470,255
Virginia Public School Authority, 4.00%, 7/15/13	245	249,253
Virginia Public School Authority, 5.00%, 1/15/19	2,000	2,440,580

		$92,161,211

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 2.2%
California Department of Water Resources, Power Supply Revenue, 4.00%, 5/1/16	$250	$276,958
California Department of Water Resources, Power Supply Revenue, 5.00%, 5/1/14	735	778,497
Chula Vista, CA, (San Diego Gas & Electric Co.), 1.65%, 7/1/18	6,000	6,115,440
Energy Northwest, WA, (Bonneville Power Administration), 5.00%, 7/1/17	5,000	5,913,050
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19	7,500	9,231,525
Omaha, NE, Public Power District, 3.00%, 2/1/16	950	1,018,447
Salt River, AZ, Agricultural Improvements and Power District, 3.00%, 12/1/16	465	506,339

		$23,840,256

Escrowed / Prerefunded — 5.9%
California, Prerefunded to 2/1/14, 5.00%, 2/1/33	$5,000	$5,238,250
Duluth, MN, Escrowed to Maturity, 4.00%, 2/1/13	370	370,000
Harris County, TX, Prerefunded to 10/1/18, 5.75%, 10/1/23	770	969,638
Louisville/Jefferson County, KY, Metropolitan Government, (Jewish Hospital), Prerefunded to 2/1/18, 6.125%, 2/1/37	4,425	5,572,447
Mansfield, TX, Independent School District, (PSF Guaranteed), Prerefunded to 2/15/14, 5.00%, 2/15/29	15,400	16,153,522
Massachusetts, Prerefunded to 8/1/13, 5.25%, 8/1/20	130	133,260
Massachusetts Bay Transportation Authority, Escrowed to Maturity, 4.00%, 7/1/15	870	947,560
Massachusetts Bay Transportation Authority, Prerefunded to 7/1/18, 5.00%, 7/1/34	750	916,650
Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), Prerefunded to 7/1/13, 5.75%, 7/1/33	1,000	1,032,990
Massachusetts Water Pollution Abatement Trust, Escrowed to Maturity, 5.45%, 2/1/13	10	10,000
Massachusetts Water Pollution Abatement Trust, Prerefunded to 8/1/14, 5.00%, 8/1/29	700	749,721
Metropolitan Government of Nashville & Davidson County, TN, Escrowed to Maturity, 5.00%, 2/1/13	1,500	1,500,000
New Jersey Economic Development Authority, (School Facilities Construction), Prerefunded to 9/1/14, 5.25%, 9/1/29	1,000	1,079,470
New York, NY, Prerefunded to 10/15/13, 5.25%, 10/15/23	7,500	7,769,925
New York, NY, Series C, Prerefunded to 9/15/13, 5.25%, 9/15/33	5,155	5,317,073
New York, NY, Series J, Prerefunded to 6/1/13, 5.25%, 6/1/28	5,000	5,084,650
New York, NY, Transitional Finance Authority, Prerefunded to 8/1/13, 5.00%, 8/1/21	3,830	3,919,622

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
North Carolina, Prerefunded to 3/1/15, 5.25%, 3/1/23	$830	$912,975
Ohio, Prerefunded to 3/15/14, 5.00%, 3/15/24	1,000	1,053,390
Ohio Water Development Authority, Pollution Control Revenue, Prerefunded to 6/1/14, 5.00%, 6/1/17	785	834,691
Orange County, NC, Prerefunded to 2/1/14, 4.25%, 2/1/20	1,420	1,477,013
Palmdale, CA, Community Redevelopment Agency, Escrowed to Maturity, 8.00%, 3/1/16	1,000	1,225,790
San Benito, TX, Consolidated Independent School District, Prerefunded to 2/15/14, 5.00%, 2/15/20	1,095	1,148,929
Tobacco Settlement Financing Corp., VA, Prerefunded to 6/1/15, 5.625%, 6/1/37	270	300,586

		$63,718,152

General Obligations — 39.4%
Albuquerque, NM, Municipal School District No. 12, 5.00%, 8/1/13	$340	$348,231
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 1/1/15	720	748,454
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 7/1/15	695	728,874
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 1/1/16	1,020	1,075,325
Arlington County, VA, 5.00%, 8/15/21	4,495	5,673,679
Arlington, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/13	1,000	1,001,890
Atlantic County, NJ, 2.50%, 10/1/14	730	756,433
Beaumont, TX, Independent School District, (PSF Guaranteed), 2.00%, 2/15/14	420	427,888
Beaumont, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/15	740	779,309
Bergen County, NJ, 3.25%, 11/1/16	2,395	2,627,914
Bexar County, TX, 5.00%, 6/15/17	1,050	1,237,667
Brookhaven, NY, 2.00%, 1/15/17	1,000	1,046,710
Brown County, WI, 4.00%, 11/1/21	620	721,066
Caledonia, MI, Community Schools, 4.00%, 5/1/17(1)	1,000	1,119,410
Cary, NC, 5.00%, 6/1/18	195	237,210
Clark County, WA, 5.00%, 12/1/18	685	831,083
Clark County, WA, 5.00%, 12/1/20	900	1,119,708
Clark County, WA, School District No. 117 Camas, 3.00%, 12/1/15	1,015	1,083,716
Clark County, WA, School District No. 119 Battleground, 4.00%, 12/1/20	1,000	1,172,560
Clear Creek, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/19	1,275	1,560,409
Collin County, TX, 5.00%, 2/15/19	1,000	1,221,960
Columbia County, GA, School District, 5.00%, 4/1/16	1,000	1,140,180

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Columbus, OH, 2.50%, 7/1/13	$4,415	$4,457,561
Comal County, TX, 4.00%, 2/1/18	2,200	2,508,748
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/14	380	376,455
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/16	300	290,229
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/19	230	205,967
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/20	105	90,805
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/21	480	397,594
Crowley, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/18	1,675	1,552,892
Dallas, TX, Independent School District, 4.00%, 2/15/13	1,500	1,502,220
Dallas, TX, Independent School District, 5.50%, 2/15/18	240	294,413
Dare County, NC, 3.00%, 6/1/15	695	733,322
Deer Park, TX, Independent School District, 3.00%, 2/15/15	125	131,394
DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties, IL, Community College District No. 523, (Kishwaukee Community College), 0.00%, 2/1/16	500	485,565
Del Mar College District, TX, 4.00%, 8/15/16	1,000	1,121,420
Denton, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/15	825	812,584
Eagle Mountain & Saginaw, TX, Independent School District, 0.00%, 8/15/20	155	135,160
Edinburg, TX, Consolidated Independent School District, (PSF Guaranteed), 3.00%, 2/15/17	1,000	1,084,770
El Camino, CA, Community College District, 0.00%, 8/1/17	1,390	1,310,562
El Camino, CA, Community College District, 0.00%, 8/1/18	2,280	2,100,906
El Dorado, CA, Union High School District, 0.00%, 8/1/18	110	97,778
El Dorado, CA, Union High School District, 0.00%, 8/1/19	80	68,826
El Dorado, CA, Union High School District, 0.00%, 8/1/20	100	82,137
El Dorado, CA, Union High School District, 0.00%, 8/1/21	125	97,251
El Dorado, CA, Union High School District, 0.00%, 8/1/22	150	109,554
Eugene, OR, 3.00%, 6/1/18	1,380	1,525,024
Fitchburg, MA, 4.00%, 12/1/16	570	635,561
Florida Board of Public Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/17	1,350	1,592,581
Florida Board of Public Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/18	1,625	1,963,341
Fort Worth, TX, Independent School District, 5.00%, 2/15/14	500	524,895
Fort Worth, TX, Independent School District, 5.00%, 2/15/19	2,535	3,098,657
Frisco, TX, 4.00%, 2/15/19	155	178,889
Garland, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/16	1,525	1,491,419

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/16	$200	$202,658
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/18	300	303,363
Garland, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/20	11,160	13,895,651
Georgia, 4.00%, 1/1/17	885	1,001,121
Georgia, 5.00%, 7/1/14	1,575	1,681,312
Georgia, 5.00%, 5/1/15	315	347,760
Georgia, 5.00%, 10/1/19	8,650	10,805,061
Georgia, 5.50%, 7/1/14	3,150	3,384,895
Georgia, 5.75%, 9/1/13	4,850	5,008,061
Georgia, 5.75%, 8/1/14	500	541,305
Gloucester County, NJ, 2.00%, 9/15/17	280	291,584
Guilford County, NC, Series A, 5.00%, 3/1/19	4,000	4,932,440
Guilford County, NC, Series A, 5.00%, 8/1/19	1,265	1,574,470
Guilford County, NC, Series C, 5.00%, 4/1/18	1,160	1,404,656
Guilford County, NC, Series D, 5.00%, 8/1/19	10,190	12,682,882
Hartford County, CT, Metropolitan District, 5.00%, 7/15/18	4,250	5,165,492
Hartford County, CT, Metropolitan District, 5.00%, 2/1/19(1)	1,515	1,835,801
Henrico County, VA, 5.00%, 8/1/18	3,225	3,940,918
Irving, TX, Independent School District, 4.00%, 2/15/17	420	475,083
Jackson County, GA, School District, 5.00%, 3/1/19	5,000	6,087,450
Kenston Local School District, OH, 4.00%, 12/1/14	765	813,845
King County, WA, 4.00%, 12/1/19	1,500	1,760,550
King County, WA, School District No. 414 Lake Washington, 4.00%, 12/1/15	1,755	1,929,043
King County, WA, School District No. 414 Lake Washington, 4.00%, 12/1/16	1,790	2,013,893
King County, WA, School District No. 414 Lake Washington Limited Obligation Bonds, 4.00%, 12/1/16	2,305	2,588,653
King County, WA, School District No. 414 Lake Washington Limited Obligation Bonds, 5.00%, 6/1/17	1,320	1,547,951
Lamar Consolidated Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/20	1,005	1,182,594
Larimer, Weld & Boulder Countries, CO, School District No. R2-J Thompson, 5.00%, 12/15/20	5,425	6,775,933
Las Cruces, NM, School District No. 2, 4.00%, 8/1/15	1,000	1,083,510
Lewisville, TX, Independent School District, 0.00%, 8/15/13	1,615	1,613,110
Lewisville, TX, Independent School District, 5.00%, 8/15/18	1,365	1,651,759
Lexington, MA, 5.00%, 2/15/14	1,095	1,149,673
Lone Star College System, TX, 5.00%, 8/15/17	2,300	2,727,823
Lone Star College System, TX, 5.00%, 2/15/19	450	547,245
Lone Star College System, TX, 5.00%, 2/15/20	720	882,079
Loudoun County, VA, 5.00%, 12/1/18	1,000	1,232,730
Lower Merion School District, PA, 3.00%, 5/15/14	4,690	4,856,964

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Lubbock, TX, 3.00%, 2/15/17	$2,195	$2,380,148
Lubbock, TX, Independent School District, 4.00%, 2/15/15	1,000	1,073,410
Maricopa County, AZ, Community College District, 2.00%, 7/1/14	2,845	2,914,333
Maryland, 4.00%, 8/15/21	10,000	11,968,300
Maryland, 5.00%, 3/1/13	60	60,243
Maryland, 5.00%, 3/1/16	150	170,702
Maryland, 5.00%, 3/1/19	5,465	6,738,946
Massachusetts, 4.00%, 1/1/15	500	534,580
Massachusetts, 5.00%, 8/1/17	2,500	2,965,025
Mecklenburg County, NC, 4.00%, 12/1/19	1,900	2,257,048
Mecklenburg County, NC, 5.00%, 12/1/19	7,605	9,532,791
Medina County, OH, Library District, 5.00%, 12/1/21	1,000	1,223,390
Metro, OR, Regional Center, 5.00%, 6/1/18	2,010	2,443,899
Metro, OR, Regional Center, 5.00%, 6/1/19	1,000	1,239,400
Metro, OR, Regional Center, 5.00%, 6/1/20	6,495	8,174,737
Middlesex County, NJ, 2.00%, 6/1/14	3,510	3,590,414
Middlesex County, NJ, 2.50%, 6/1/15	3,295	3,453,555
Midland, TX, College District, 0.00%, 2/15/16	845	823,072
Minneapolis, MN, 2.00%, 12/1/17	1,625	1,720,680
Minnesota, 4.00%, 8/1/15	1,000	1,089,930
Minnesota, 4.00%, 8/1/16	1,750	1,960,175
Minnesota, 4.00%, 8/1/19	3,000	3,544,110
Minnesota, 5.00%, 8/1/17	1,000	1,191,970
Minnesota, 5.00%, 6/1/18	1,000	1,216,460
Minnesota, 5.00%, 8/1/18	90	109,979
Mississippi, 5.00%, 10/1/21	750	892,710
Missouri, (Water Pollution Control), 5.00%, 10/1/13	1,000	1,032,230
Monmouth County, NJ, 4.00%, 12/1/16	1,095	1,235,959
Montclair, NJ, 2.00%, 3/1/14	1,205	1,223,738
Montclair, NJ, 3.00%, 3/1/15	1,285	1,344,894
Montclair, NJ, 3.00%, 3/1/16	1,365	1,446,054
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/14	800	821,072
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/15	835	873,919
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/16	870	921,661
Morris County, NJ, 5.00%, 2/15/17	1,650	1,933,717
Morris County, NJ, 5.00%, 2/15/19	1,720	2,111,902
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/24	950	672,021
New Hanover County, NC, 5.00%, 12/1/18	430	530,074
North Carolina, 4.00%, 6/1/14(1)	10,000	10,503,400
North Carolina, 5.00%, 5/1/19	1,240	1,534,847
Northside, TX, Independent School District, 3.00%, 8/1/15	265	281,589
Ocean County, NJ, 3.00%, 9/1/14	775	804,543
Ocean County, NJ, 3.00%, 8/1/16	1,255	1,357,709

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Ocean County, NJ, 4.00%, 9/1/15	$1,250	$1,355,250
Ohio, 4.00%, 9/1/15	935	1,019,094
Ohio, 5.00%, 9/15/15	900	1,007,550
Ohio, 5.00%, 3/15/19	10,000	12,218,600
Ohio, 5.00%, 8/1/19	5,000	6,153,700
Ohio, 5.00%, 8/1/20	5,000	6,215,750
Ohio, 5.50%, 6/15/20	500	600,845
Ohio, Higher Education Board, 5.00%, 8/1/19	5,425	6,676,764
Oklahoma, 5.00%, 7/15/18	2,045	2,481,873
Oklahoma County, OK, Independent School District No. 12 Edmond, 0.50%, 3/1/13	1,975	1,975,415
Oklahoma County, OK, Independent School District No. 12 Edmond, 2.00%, 3/1/15	2,500	2,575,100
Oklahoma County, OK, Independent School District No. 89 Oklahoma City, 2.00%, 7/1/15	3,670	3,785,018
Osseo, MN, Independent School District No. 279, 4.00%, 2/1/20	450	511,011
Pennsylvania, 5.00%, 2/15/17	2,500	2,926,275
Pennsylvania, 5.00%, 6/1/18	2,000	2,418,740
Pennsylvania, 5.00%, 2/15/19	2,000	2,444,700
Pennsylvania, 5.00%, 6/1/19	15,000	18,444,450
Pflugerville, TX, 3.00%, 8/1/17	2,245	2,451,944
Pharr-San Juan-Alamo, TX, Independent School District, 3.00%, 2/1/15	2,020	2,125,464
Pima County, AZ, 4.00%, 7/1/18	2,400	2,761,584
Prosper, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/16	615	598,709
Ramsey, NJ, School District, 2.00%, 1/15/16	1,850	1,920,892
Richardson, TX, Independent School District, 3.00%, 2/15/13	1,500	1,501,665
Richmond County, GA, Board of Education, 3.00%, 10/1/17	2,425	2,657,776
Richmond County, GA, Board of Education, 5.00%, 10/1/16	2,500	2,882,075
Richmond County, GA, Board of Education, 5.00%, 10/1/17	2,000	2,374,400
Roma, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/15	235	232,471
Roseville, MN, Independent School District No. 623, 2.00%, 2/1/13	1,325	1,325,000
Salt Lake City, UT, 4.00%, 6/15/19	1,550	1,826,504
San Antonio, TX, 4.00%, 8/1/15	800	869,728
Spring Branch, TX, Independent School District, 5.00%, 2/1/18	1,875	2,251,650
St. Louis County, MO, School District C-2 Parkway, 2.50%, 3/1/15	2,045	2,136,841
St. Louis County, MO, School District C-2 Parkway, 5.00%, 3/1/21	645	814,113
St. Mary’s County, MD, 3.00%, 7/15/13	935	947,333
St. Mary’s County, MD, 3.00%, 7/15/15	920	979,156

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Stamford, CT, 4.00%, 12/15/20	$1,215	$1,420,578
Suffolk, VA, 4.00%, 8/1/18	1,000	1,162,080
Sumner County, TN, 2.00%, 6/1/15	1,000	1,036,570
Sumner County, TN, 3.00%, 6/1/16	1,000	1,079,530
Sumner County, TN, 5.00%, 6/1/16	3,000	3,436,350
Susquehanna Township, PA, School District, 3.00%, 5/15/18	690	737,976
Tomball, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/20	50	54,751
Tomball, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/13	300	300,561
Tyler, TX, Independent School District, 4.00%, 2/15/14	130	135,110
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/15	1,755	1,956,825
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/20	1,760	2,212,813
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/21	1,180	1,498,801
Utah, 5.00%, 7/1/19	8,495	10,553,933
Virginia, 5.00%, 6/1/21	1,000	1,273,820
Virginia Beach, VA, 5.00%, 3/15/19	1,540	1,896,587
Virginia Beach, VA, 5.00%, 7/15/19	1,000	1,240,630
Wake County, NC, 4.00%, 2/1/17	2,500	2,833,975
Wake County, NC, 5.00%, 3/1/14	1,880	1,977,798
Washington, 5.00%, 2/1/20	5,845	7,226,700
Washington, Motor Vehicle Fuel Tax, 5.00%, 7/1/19	2,030	2,498,666
Whitney, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/21	620	515,214
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/18	500	517,190
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/19	815	842,588
Wisconsin, 5.00%, 5/1/21	1,750	2,195,655
Wylie, TX, Independent School District, 0.00%, 8/15/20	290	254,301
Wylie, TX, Independent School District, (PSF Guaranteed), 4.00%, 8/15/20	1,655	1,946,561

		$423,809,813

Health Care – Miscellaneous — 1.3%
Pennsylvania Economic Development Financing Authority, 5.00%, 1/1/22	$7,000	$8,152,690
Pennsylvania Economic Development Financing Authority, 5.00%, 7/1/22	5,000	5,682,950

		$13,835,640

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital — 4.8%
Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/14	$1,895	$1,999,130
Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/15	1,435	1,569,388
California Health Facilities Financing Authority, (Lucile Packard Children’s Hospital), 4.00%, 8/15/18	300	343,221
California Health Facilities Financing Authority, (Stanford Hospital and Clinics), 5.00%, 8/15/19	1,000	1,226,080
Florence County, SC, Hospital Revenue, (McLeod Regional Medical Center), 5.00%, 11/1/18	845	1,006,454
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/16	1,160	1,300,279
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/17	2,355	2,692,919
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/20	445	530,333
Illinois Finance Authority, (Ascenison Health Credit Group), 5.00%, 11/15/22	1,000	1,238,210
Indiana Finance Authority Hospital Revenue, (Indiana University Health), 5.00%, 3/1/19	5,000	5,815,850
Indiana Finance Authority Hospital Revenue, (Indiana University Health), 5.00%, 3/1/20	6,395	7,541,368
Indiana Finance Authority Hospital Revenue, (Jackson County Schneck Memorial Hospital), 5.00%, 2/15/18	1,250	1,409,262
Massachusetts Health & Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/22	1,000	1,150,220
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/15	225	244,147
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/16	225	250,144
New York Dormitory Authority, (New York Downtown Hospital), 5.00%, 2/15/16	525	587,953
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.00%, 6/1/18	2,000	2,391,920
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	785	940,171
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	697,860
Tarrant County, TX, Hospital District, 5.00%, 8/15/20	1,655	1,983,931
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 4.00%, 8/15/17	1,000	1,119,470
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 4.00%, 8/15/19	1,000	1,139,570
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 5.00%, 8/15/16	1,000	1,136,600
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 5.00%, 8/15/18	500	594,255

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/18	$1,190	$1,377,913
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 2.00%, 8/15/15	330	337,874
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/17	135	141,963
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/18	365	386,090
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/19	510	536,372
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,953,996
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/17	1,440	1,666,800
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,557,062
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	4,294,726

		$52,161,531

Industrial Development Revenue — 0.2%
Missouri Redevelopment Finance Board Cultural Facilities, (Nelson Gallery Foundation), 3.00%, 12/1/13	$595	$608,096
Tulsa County, OK, Industrial Authority Capital Improvements, 4.00%, 5/15/15	2,000	2,155,440

		$2,763,536

Insured – Education — 0.6%
Collier County, FL, School Board, (AGM), 5.00%, 2/15/22	$1,525	$1,700,421
Palm Beach County, FL, School District, (AGM), 5.00%, 8/1/22	3,000	3,429,660
University of Massachusetts Building Authority, (AMBAC), 5.25%, 11/1/17	1,275	1,439,335

		$6,569,416

Insured – Escrowed / Prerefunded — 5.0%
Anchorage, AK, (NPFG), Prerefunded to 3/1/15, 5.00%, 3/1/19	$250	$273,478
Central Puget Sound, WA, Regional Transit Authority, Sales and Use Tax Revenue, (AMBAC), Prerefunded to 5/1/15, 5.00%, 11/1/20	5,750	6,345,240
Coatesville, PA, School District, (AGM), Prerefunded to 8/15/14, 5.25%, 8/15/19	6,515	7,014,505
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	2,000	2,549,760

17	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
Henderson, NV, (FGIC), (NPFG), Prerefunded to 12/1/14, 5.00%, 6/1/22	$700	$760,235
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/31	360	414,612
Los Angeles, CA, Unified School District, (AGM), Prerefunded to 7/1/13, 5.00%, 7/1/23	2,050	2,091,185
Massachusetts, (AGM), Prerefunded to 12/1/14, 5.00%, 11/1/24	375	406,714
Mount Union, PA, Area School District, (AGC), Prerefunded to 3/1/14, 4.60%, 3/1/25	1,000	1,046,670
Oregon Department of Administrative Services, (AGM), Prerefunded to 5/1/14, 5.00%, 5/1/17	1,235	1,308,359
Pennsylvania, (NPFG), Prerefunded to 7/1/13, 5.00%, 7/1/14	35	35,703
Pennsylvania, (NPFG), Prerefunded to 1/1/16, 5.00%, 1/1/20	12,125	13,704,766
Phoenix, AZ, Civic Improvement Corp., Excise Tax Revenue, (NPFG), Prerefunded to 7/1/13, 5.00%, 7/1/22	290	295,800
Seattle, WA, Water System Revenue, (NPFG), Prerefunded to 9/1/13, 5.00%, 9/1/15	8,005	8,229,780
Seattle, WA, Water System Revenue, (NPFG), Prerefunded to 9/1/13, 5.00%, 9/1/17	8,750	8,995,700

		$53,472,507

Insured – General Obligations — 1.8%
Bexar County, TX, (AGM), 4.00%, 6/15/13	$60	$60,840
Forsyth County, GA, School District, (AGM), 5.00%, 2/1/15	5,000	5,458,000
Governor Mifflin, PA, School District, (AGM), 5.00%, 3/15/17	310	354,011
Pennsylvania, (AGM), 5.00%, 9/1/15	12,100	12,985,841
Washington, (XLCA), 0.00%, 12/1/16	200	193,490

		$19,052,182

Insured – Health Care – Miscellaneous — 0.1%
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/19	$1,050	$1,185,366

		$1,185,366

Insured – Hospital — 0.1%
Carbon County, PA, Hospital Authority, (AGM), 3.00%, 11/15/15	$1,000	$1,045,590
Carbon County, PA, Hospital Authority, (AGM), 4.00%, 11/15/17	535	589,383

		$1,634,973

Insured – Lease Revenue / Certificates of Participation — 1.2%
Orange County, FL, School Board, (NPFG), 5.00%, 8/1/19	$6,500	$7,211,035
Palm Beach County, FL, School Board, (AGM), 5.00%, 8/1/23	4,655	5,321,689

		$12,532,724

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue — 0.0%(2)
Golden State Tobacco Securitization Corp., CA, (Tobacco Settlement Revenue), (AGM), Prerefunded to 6/1/13, 5.00%, 6/1/43	$5	$5,080

		$5,080

Insured – Special Tax Revenue — 0.5%
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), Prerefunded to 1/1/14, 5.25%, 1/1/29	$2,300	$2,405,777
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), Prerefunded to 1/1/14, 5.75%, 1/1/32	1,200	1,260,672
Utah Transit Authority, Sales Tax Revenue, (AGM), Prerefunded to 12/15/15, 5.00%, 6/15/18	2,000	2,260,560

		$5,927,009

Insured – Transportation — 0.4%
Central Puget Sound, WA, Regional Transportation Authority, (FGIC), (NPFG), 5.25%, 2/1/15	$1,865	$2,043,163
Montana Department of Transportation, (NPFG), 5.00%, 6/1/15	1,880	2,073,546

		$4,116,709

Insured – Water and Sewer — 0.2%
Albuquerque Bernalillo County, NM, Water Utility Authority, (AMBAC), 5.00%, 7/1/16	$1,800	$1,990,422

		$1,990,422

Lease Revenue / Certificates of Participation — 2.5%
Arizona, 5.00%, 10/1/17(1)	$920	$1,072,720
Cupertino, CA, 2.00%, 7/1/17	2,135	2,222,300
Cupertino, CA, 3.00%, 7/1/19	1,220	1,333,106
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/18	2,395	2,857,498
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/19	2,420	2,934,928
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/20	660	808,381
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/21	2,155	2,662,890
Orange County, FL, School Board, 5.00%, 8/1/13	500	511,680
Orange County, FL, School Board, 5.00%, 8/1/14	3,320	3,548,018
Orange County, FL, School Board, 5.00%, 8/1/15	5,000	5,515,850
Orange County, FL, School Board, 5.00%, 8/1/17	540	620,244
Orange County, FL, School Board, 5.00%, 8/1/18	675	790,601

18	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Orange County, FL, School Board, 5.00%, 8/1/19	$750	$888,413
Virginia Resources Authority Infrastructure Revenue, (Pooled Funding Program), 4.00%, 11/1/19	1,000	1,175,760

		$26,942,389

Other Revenue — 1.9%
Illinois Educational Facilities Authority, (University of Chicago), 1.875% to 2/12/15 (Put Date), 7/1/36	$3,525	$3,577,064
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 12/15/19	4,000	4,403,240
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 6/15/20	2,040	2,211,156
New Jersey Environmental Infrastructure Trust, 4.00%, 9/1/19	2,500	2,944,925
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/14	550	588,808
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/15	1,085	1,206,781
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/20	4,590	5,742,916

		$20,674,890

Special Tax Revenue — 6.7%
Battery Park City Authority, NY, 5.25%, 11/1/22	$1,000	$1,037,940
Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/16	1,045	1,152,614
Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/17	1,000	1,121,280
Collier County, FL, Special Obligation, 5.00%, 10/1/15	2,605	2,905,539
Hillsborough County, FL, Capital Improvement Program Revenue, 5.00%, 8/1/21	5,060	6,282,698
Hoover, AL, Board of Education, 5.00%, 2/15/19	2,205	2,659,010
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/15(1)	3,000	3,300,960
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/16(1)	3,250	3,701,717
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/18(1)	5,750	6,892,812
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/19(1)	7,500	9,147,975
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/20	5,000	6,148,350
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/22	1,000	1,158,640
New Mexico, Severance Tax, 5.00%, 7/1/15	1,425	1,582,676
New York State Dormitory Authority Revenue, 5.00%, 8/15/19	8,500	10,444,375
New York, NY, Transitional Finance Authority, 5.00%, 11/1/19	6,530	8,047,441

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Portland, OR, Gas Tax Revenue, 5.00%, 2/1/20	$1,120	$1,405,018
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.00%, 7/1/17	145	169,894
Watauga, NC, Public Facilities Corp., 4.00%, 6/1/19	2,800	3,179,848
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,398,536

		$71,737,323

Transportation — 1.2%
Kansas Department of Transportation, 4.00%, 9/1/15	$1,000	$1,093,000
Kansas Department of Transportation, 5.00%, 9/1/15	1,500	1,678,020
Maryland Department of Transportation, 4.00%, 5/15/16	1,305	1,453,261
Maryland Department of Transportation, 5.25%, 12/15/17	1,900	2,308,291
Mesa, AZ, Highway Revenue, 5.00%, 7/1/20	1,225	1,350,072
Mesa, AZ, Highway Revenue, 5.00%, 7/1/21	1,550	1,706,286
Ohio, Major New State Infrastructure Project, 5.50%, 6/15/14	405	433,812
San Bernardino County, CA, Transportation Authority, 4.00%, 3/1/22	425	501,305
Virginia Commonwealth Transportation Board, 5.00%, 4/1/18	2,000	2,407,420

		$12,931,467

Water and Sewer — 6.9%
Alabama Drinking Water Finance Authority, 3.00%, 8/15/13	$1,000	$1,014,240
Alabama Drinking Water Finance Authority, 3.00%, 8/15/14	3,135	3,257,171
Alabama Drinking Water Finance Authority, 4.00%, 8/15/16	2,880	3,174,912
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/14(1)	1,145	1,209,097
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/15(1)	3,510	3,856,928
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/16(1)	3,815	4,333,954
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/18(1)	1,000	1,199,930
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/20(1)	2,000	2,475,580
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/21(1)	1,500	1,875,030
Gwinnett County, GA, Water and Sewer Authority, 4.00%, 8/1/16	350	391,776
Joliet, IL, Waterworks and Sewage Revenue, 4.00%, 1/1/15	685	722,367
Joliet, IL, Waterworks and Sewage Revenue, 5.00%, 1/1/16	825	908,960
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/21	5,410	6,872,810
Metropolitan Saint Louis Sewer District, MO, 5.00%, 5/1/15	1,295	1,427,828
Michigan Finance Authority, (Revolving Fund – Clean Water), 5.00%, 10/1/20	10,000	12,478,100

19	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Michigan Municipal Bond Authority, (Revolving Fund – Clean Water), 5.00%, 10/1/19	$1,975	$2,328,466
Montgomery, AL, Water Works & Sanitary Sewer Board, 4.00%, 3/1/18	1,000	1,140,690
New York Environmental Facilities Corp., 5.00%, 6/15/20	10,870	13,606,088
New York Environmental Facilities Corp., 5.00%, 8/15/20	4,485	5,631,590
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/18	2,370	2,902,373
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,265,086
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	275	339,595
Tucson, AZ, Water System Revenue, 5.00%, 7/1/18	1,500	1,809,855

		$74,222,426

Total Tax-Exempt Municipal Securities — 91.5% (identified cost $961,386,108)		$985,285,022

Taxable Municipal Securities — 0.0%(2)

Security	Principal Amount (000’s omitted)	Value

Education — 0.0%(2)
Virginia Public School Authority, 4.167%, 8/1/18	$225	$253,208

Total Taxable Municipal Securities — 0.0%(2) (identified cost $225,000)		$253,208

Short-Term Investments — 3.8%
Security	Principal Amount (000’s omitted)	Value

Short-Term Investments – Tax-Exempt — 3.8%
Texas, 2.50%, 8/30/13	$40,000	$40,542,400

Total Short-Term Investments — 3.8% (identified cost $40,522,485)		$40,542,400

Total Investments — 95.3% (identified cost $1,002,133,593)		$1,026,080,630

Other Assets, Less Liabilities — 4.7%		$50,202,938

Net Assets — 100.0%		$1,076,283,568

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

At January 31, 2013, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	12.2%
Others, representing less than 10% individually	83.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2013, 10.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from less than 0.05% to 4.4% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

20	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 95.2%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.4%
New Hampshire Municipal Bond Bank, 5.00%, 1/15/21	$1,330	$1,651,927

		$1,651,927

Education — 4.4%
Illinois Finance Authority, (University of Chicago), 5.00%, 10/1/30	$1,250	$1,483,000
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board, (Vanderbilt University), 5.00%, 10/1/27	800	985,224
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board, (Vanderbilt University), 5.00%, 10/1/28	1,000	1,227,450
New Jersey Educational Facilities Authority, (Princeton Theological), 5.00%, 7/1/26	970	1,180,830
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/31	5,650	6,357,436
Ohio State University, General Receipts, 5.00%, 6/1/28	1,250	1,531,075
University of Colorado, Enterprise Revenue, 5.00%, 6/1/18	500	602,370
University of Colorado, Enterprise Revenue, 5.00%, 6/1/26	1,165	1,403,336
University of North Carolina, Chapel Hill, 5.00%, 12/1/34	1,000	1,104,410
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/28	1,000	1,224,310
Virginia College Building Authority, (Public Higher Education Financing), 5.00%, 9/1/20	1,455	1,808,696

		$18,908,137

Electric Utilities — 3.1%
California Department of Water Resources System, Electric Revenue, 5.00%, 5/1/22	$1,500	$1,821,315
Colorado Springs, CO, Utilities System Revenue, 5.00%, 11/15/23	1,025	1,227,899
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19	5,000	6,154,350
Huntsville, AL, Electric System Revenue, 5.00%, 12/1/24	1,095	1,330,962
New York Power Authority, 5.00%, 11/15/29	500	602,220
Snohomish County, WA, Public Utility District No. 1, 5.00%, 12/1/18	1,680	2,040,175

		$13,176,921

Escrowed / Prerefunded — 4.9%
California, Prerefunded to 2/1/14, 5.00%, 2/1/33	$5,000	$5,238,250
Cypress-Fairbanks, TX, Independent School District, (PSF Guaranteed), Prerefunded to 2/15/14, 5.125%, 2/15/24	1,320	1,387,003
Mansfield, TX, Independent School District, (PSF Guaranteed), Prerefunded to 2/15/14, 5.00%, 2/15/29	8,000	8,391,440

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
New Jersey Economic Development Authority, (Cigarette Tax), Prerefunded to 6/15/14, 5.75%, 6/15/29	$3,620	$3,892,912
Orlando, FL, Utilities Commission, Prerefunded to 4/1/13, 5.00%, 10/1/18	2,070	2,086,705
University of Texas, Prerefunded to 8/15/16, 5.00%, 8/15/18	20	23,042

		$21,019,352

General Obligations — 40.9%
Alaska, 5.00%, 8/1/25	$2,500	$3,156,525
Anoka County, MN, 3.00%, 2/1/20(1)	1,100	1,217,117
Arlington County, VA, 3.00%, 8/15/13	3,420	3,472,360
Arlington County, VA, 5.00%, 8/15/14	3,565	3,825,958
Auburn, AL, 5.00%, 8/1/24	1,000	1,228,040
Berks County, PA, 5.00%, 11/15/29	1,020	1,211,729
Bloomfield, CT, 4.00%, 10/15/20	140	164,342
Brazos, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/20	405	450,907
Brazos, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/21	415	466,091
Brenham, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/29	1,355	803,122
Brookhaven, NY, 2.00%, 1/15/19	3,395	3,511,381
Brookline, MA, 4.00%, 5/15/21	1,200	1,434,324
Cambridge, MA, 5.00%, 1/1/19	3,430	4,208,541
Charlotte, NC, 5.00%, 6/1/29	2,500	3,003,625
Clark County, WA, Evergreen School District No. 114, 3.00%, 6/1/17	2,000	2,184,780
Commonwealth of Massachusetts, 5.00%, 10/1/23	8,375	10,376,206
Commonwealth of Massachusetts, 5.00%, 10/1/24	475	584,336
Connecticut, 5.00%, 12/1/20	50	57,984
Conroe, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/24	1,000	1,217,380
Coronado, CA, Unified School District, 5.00%, 8/1/26	990	1,219,700
Crandall, TX, Independent School District, 0.00%, 8/15/29	1,270	770,954
Dare County, NC, 2.00%, 4/1/19	805	827,323
Dare County, NC, 4.00%, 6/1/20	1,545	1,779,454
Dare County, NC, 5.00%, 6/1/26	1,090	1,309,624
Dare County, NC, 5.00%, 6/1/27	1,310	1,566,262
Eagle Mountain & Saginaw, TX, Independent School District, 0.00%, 8/15/18	100	93,732
Foothill-De Anza, CA, Community College District, 4.00%, 8/1/19	550	646,096
Garland, TX, 5.00%, 2/15/25	1,000	1,184,520
Georgia, 5.00%, 7/1/26	3,000	3,745,590
Georgia, 5.00%, 7/1/28	500	619,200
Georgia, 5.00%, 7/1/30	1,100	1,346,499

21	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Grand Prairie, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/22	$2,180	$2,563,680
Groton, CT, 4.00%, 7/15/19	100	117,234
Hamilton County, TN, 5.00%, 1/1/18	500	601,180
Hartford County, CT, Metropolitan District, 5.00%, 2/1/19(1)	1,255	1,520,746
Hempfield, PA, School District, 5.00%, 10/15/27	1,000	1,181,000
Houston, TX, Community College System, 5.25%, 2/15/25	1,000	1,226,900
Howard County, MD, 4.00%, 2/15/22	100	113,824
Howard County, MD, 5.00%, 8/15/19	2,000	2,491,380
Lake County, IL, Community Consolidated School District No. 50, 5.50%, 1/1/24	500	606,920
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	1,500	1,718,250
Louisiana, 5.00%, 7/15/20	3,000	3,738,960
Louisiana, 5.00%, 8/1/23	4,000	5,013,120
Louisiana, 5.00%, 7/15/24	2,500	3,106,200
Louisiana, 5.00%, 9/1/25	1,500	1,827,045
Lynchburg, VA, 3.00%, 12/1/16	750	817,275
Maryland, 5.00%, 3/1/16	7,250	8,250,572
Massachusetts, 5.00%, 6/1/24	3,000	3,663,360
Massachusetts, 5.25%, 8/1/22	1,000	1,290,430
Mecklenburg County, NC, 5.00%, 3/1/19	50	61,656
Menlo Park, CA, City School District, 5.00%, 7/1/29	1,000	1,223,150
Minneapolis, MN, 2.00%, 12/1/20	1,475	1,514,751
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/25	2,300	1,557,698
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/26	500	323,775
New Braunfels, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/26	120	142,460
New Canaan, CT, 4.00%, 4/1/24	345	388,956
New York, 5.00%, 2/15/20	1,285	1,599,028
North Carolina, 4.00%, 6/1/14(1)	8,895	9,342,774
North Carolina, 5.00%, 6/1/17(1)	5,000	5,928,750
North Carolina, 5.00%, 6/1/18	1,000	1,216,460
Nueces County, TX, 5.00%, 2/15/25	2,390	2,900,862
Ohio, 5.00%, 8/1/19	2,500	3,076,850
Orange Beach, AL, 5.00%, 2/1/24	1,320	1,620,181
Oregon, 4.00%, 8/1/20(1)	1,200	1,417,368
Oregon, 5.00%, 11/1/21	2,910	3,716,972
Oregon, 5.00%, 8/1/25(1)	500	630,725
Oregon, 5.00%, 8/1/26(1)	555	695,787
Oregon, 5.00%, 8/1/28(1)	2,750	3,420,257
Pennsylvania, 5.00%, 6/1/18	10,000	12,093,700
Pennsylvania, 5.00%, 11/15/23	5,000	6,205,600
Pima County, AZ, Tucson Unified School District No. 1, 5.00%, 7/1/21	1,000	1,240,060

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Pima County, AZ, Tucson Unified School District No. 1, 5.00%, 7/1/22	$1,000	$1,246,590
Richardson, TX, 5.00%, 2/15/20	50	62,052
San Jose, CA, Unified School District, 5.00%, 8/1/26(1)	1,000	1,243,100
Shakopee, MN, Independent School District No. 720, 5.00%, 2/1/21(1)	1,000	1,240,200
St. Louis County, MO, School District C-2 Parkway, 5.00%, 3/1/21	1,000	1,262,190
Sumner School District No. 320, Pierce County, WA, 3.00%, 12/1/27	1,580	1,697,710
Tamalpais, CA, Union High School District, 5.00%, 8/1/24	1,225	1,497,771
Tamalpais, CA, Union High School District, 5.00%, 8/1/25	1,000	1,223,370
Tatum, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/30	515	607,448
Texas, 5.00%, 4/1/25	2,000	2,486,000
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/21	1,000	1,270,170
Vermont, 5.00%, 8/15/23	1,185	1,478,785
Washington, 5.00%, 7/1/24	950	1,139,003

		$174,303,987

Health Care – Miscellaneous — 1.1%
Pennsylvania Economic Development Financing Authority, 5.00%, 1/1/22	$2,225	$2,591,391
Pennsylvania Economic Development Financing Authority, 5.00%, 7/1/22	2,000	2,273,180

		$4,864,571

Hospital — 3.3%
California Health Facilities Financing Authority, (Memorial Health Services), 5.00%, 10/1/26	$1,000	$1,197,980
Cobb County, GA, Kennestone Hospital Authority, (Wellstar Health System Obligation), 5.00%, 4/1/28	3,540	4,219,609
Cobb County, GA, Kennestone Hospital Authority, (Wellstar Health System Obligation), 5.00%, 4/1/30	325	383,298
Fairfax County ,VA, Industrial Development Authority, (Inova Health System Obligation Group), 5.00%, 5/15/24	500	604,455
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,191,720
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/26	1,500	1,782,390
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 5.00%, 8/15/26	2,500	2,981,850
Tift County, GA, Hospital Authority, 5.00%, 12/1/26	520	606,289
Utah County Hospital Revenue, (IHC Health Services, Inc.), 5.00%, 5/15/23	1,000	1,206,940

		$14,174,531

22	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 0.7%
Palm Beach County, FL, School District, (AGM), 5.00%, 8/1/22	$2,725	$3,115,275

		$3,115,275

Insured – Escrowed / Prerefunded — 5.0%
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,549,760
District of Columbia, (FGIC), (NPFG), Prerefunded to 6/1/13, 4.75%, 6/1/23	9,140	9,278,928
Richland County, SC, School District No. 1, (AGM), Prerefunded to 3/1/13, 4.75%, 3/1/24	5,835	5,915,756
Salt Lake and Sandy, UT, Metropolitan Water District, (AMBAC), Prerefunded to 7/1/14, 5.00%, 7/1/17	1,230	1,312,656
Simi Valley, CA, Unified School District, (NPFG), Prerefunded to 8/1/14, 5.00%, 8/1/28	2,000	2,140,900

		$21,198,000

Insured – General Obligations — 0.9%
Frisco, TX, (AGM), 5.50%, 2/15/29	$1,190	$1,393,300
West Virginia, (FGIC), (NPFG), 5.20%, 11/1/26	2,000	2,423,800

		$3,817,100

Insured – Health Care – Miscellaneous — 0.6%
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/19	$1,000	$1,128,920
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/25	1,275	1,380,557

		$2,509,477

Insured – Lease Revenue / Certificates of Participation — 1.1%
Palm Beach County, FL, School Board, (AGM), 5.00%, 8/1/23	$4,000	$4,572,880

		$4,572,880

Insured – Water and Sewer — 1.5%
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	$2,000	$2,568,260
New Mexico Finance Authority, (AMBAC), 5.00%, 6/1/23	1,000	1,054,650
Phoenix, AZ, Civic Improvement Corp., Water System Revenue, (NPFG), 4.75%, 7/1/22	2,625	2,881,305

		$6,504,215

Lease Revenue / Certificates of Participation — 1.9%
Colorado, Building Excellent Schools Today, 5.00%, 3/15/21	$1,870	$2,293,480
Orange County, FL, School Board, 5.00%, 8/1/17	500	574,300
Orange County, FL, School Board, 5.00%, 8/1/18	500	585,630

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Seminole County, FL, School Board, 5.00%, 7/1/22	$1,000	$1,216,540
South Dakota Building Authority, 5.00%, 9/1/20	1,065	1,287,170
Virginia Resources Authority Infrastructure Revenue, (Pooled Funding Program), 5.00%, 11/1/26	1,090	1,341,092
Watauga, NC, Public Facilities Corp., 5.00%, 6/1/27	500	591,445

		$7,889,657

Miscellaneous — 1.4%
Pennsylvania Economic Development Financing Authority, (Unemployment Compensation Revenue), 5.00%, 7/1/18	$5,000	$6,074,000

		$6,074,000

Other Revenue — 1.3%
Indiana Finance Authority, 5.00%, 7/1/24	$2,880	$3,495,542
Midpeninsula Regional Open Space District, CA, 5.00%, 9/1/26	1,205	1,461,195
Oregon State Department of Administrative Services, Lottery Revenue, 5.00%, 4/1/27	500	613,910

		$5,570,647

Special Tax Revenue — 8.5%
Collier County, FL, Special Obligation, 5.00%, 10/1/20	$1,465	$1,794,581
Draper, UT, Sales Tax Revenue, 5.00%, 5/1/32	500	591,535
Durham, NC, Capital Financing Corp., 5.00%, 6/1/23	1,145	1,437,880
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/20(1)	10,000	12,364,300
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/22	1,500	1,737,960
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 8/15/13	4,200	4,310,712
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 12/15/20	1,000	1,248,010
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/23	500	605,185
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/24	5,000	5,871,500
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 11/1/21	2,250	2,762,145
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 11/1/23	1,000	1,236,700
Watauga, NC, Public Facilities Corp., 5.00%, 6/1/24	2,000	2,411,640

		$36,372,148

Transportation — 1.9%
Arizona Department of Transportation, 5.00%, 7/1/26	$1,000	$1,217,950

23	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Bay Area Toll Authority, CA, Toll Bridge Revenue, 5.00%, 4/1/21	$1,575	$1,982,027
Missouri Highway and Transit Commission, 5.00%, 2/1/22	2,100	2,426,508
North Carolina, Grant Anticipation Revenue, 5.25%, 3/1/20	1,950	2,379,566

		$8,006,051

Utilities — 0.0%(2)
Foley, AL, Utilities Board, 4.00%, 11/1/16	$75	$83,486

		$83,486

Water and Sewer — 11.2%
Central Utah Water Conservancy District, 5.00%, 10/1/20	$1,000	$1,237,220
Central Utah Water Conservancy District, 5.00%, 10/1/23	595	714,220
Central Utah Water Conservancy District, 5.00%, 10/1/24	1,280	1,530,253
Columbus, GA, Water & Sewer Revenue, 5.00%, 5/1/25	1,000	1,218,380
East Richland County, SC, Public Service District, Sewer System Revenue, 4.00%, 1/1/22	1,335	1,566,929
Fairfax County, VA, Water Authority, 5.00%, 4/1/24	2,000	2,512,200
Fairfax County, VA, Water Authority, 5.00%, 4/1/25	2,265	2,832,541
Grand Rapids, MI, Sanitary Sewer System Revenue, 5.00%, 1/1/30	680	803,250
Lafayette, CO, Water Revenue, 5.00%, 12/1/24	1,080	1,315,624
Lafayette, CO, Water Revenue, 5.00%, 12/1/27	665	801,046
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	1,070	1,286,300
Louisville and Jefferson County, KY, Metro Government Board of Water Works, 5.00%, 11/15/16	5,295	6,160,997
Louisville and Jefferson County, KY, Waterworks and Water System Revenue, 4.00%, 11/15/21	75	86,290
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/22	2,000	2,561,580
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/23	1,700	2,073,932
Michigan Finance Authority, (Revolving Fund – Clean Water), 5.00%, 10/1/19	4,385	5,451,037
Michigan Finance Authority, (Revolving Fund – Drinking Water), 5.00%, 10/1/19	1,000	1,243,110
Michigan Finance Authority, (Revolving Fund – Drinking Water), 5.00%, 10/1/20	1,420	1,771,890
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control, 4.00%, 7/1/13	2,115	2,148,417
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	58,795
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/20	1,325	1,646,975

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System, 4.00%, 6/1/24	$2,000	$2,275,780
Rogers, AR, Water Revenue, 2.00%, 11/1/19	100	103,667
Rogers, AR, Water Revenue, 2.25%, 11/1/20	200	209,334
Rogers, AR, Water Revenue, 2.75%, 11/1/23	140	148,435
South Dakota Conservancy District, 5.00%, 8/1/24	2,505	3,114,517
Tucson, AZ, Water System Revenue, 5.00%, 7/1/18	1,500	1,809,855
Virginia Resources Authority Water & Sewer System, (Tuckahoe Creek Service District Project), 0.00%, 11/1/31	2,000	1,029,100

		$47,711,674

Water Revenue — 1.1%
California Department of Water Resources, (Central Valley Project), 5.00%, 5/1/21	$2,525	$3,032,677
California Department of Water Resources, (Central Valley Project), 5.00%, 12/1/27	1,315	1,641,054

		$4,673,731

Total Tax-Exempt Investments — 95.2% (identified cost $398,177,660)		$406,197,767

Other Assets, Less Liabilities — 4.8%		$20,264,858

Net Assets — 100.0%		$426,462,625

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

At January 31, 2013, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is less than 10% individually.

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2013, 10.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 4.7% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

24	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 98.7%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	$50	$59,389

		$59,389

Education — 11.8%
New Jersey Educational Facilities Authority, (Princeton Theological), 5.00%, 7/1/26	$500	$608,675
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/31	1,000	1,125,210
New York Dormitory Authority, (Third Generation Resolution), 5.00%, 5/15/29	50	59,731
University of California, 5.125%, 5/15/29	80	93,660
University of California, 5.75%, 5/15/27	500	614,085
University of North Carolina, Chapel Hill, 5.00%, 12/1/34	705	778,609
University of Virginia, 5.00%, 9/1/27	150	183,841
Washington State University, 5.00%, 4/1/32	15	17,311

		$3,481,122

Escrowed / Prerefunded — 3.5%
Mansfield, TX, Independent School District, (PSF Guaranteed), Prerefunded to 2/15/14, 5.00%, 2/15/29	$1,000	$1,048,930

		$1,048,930

General Obligations — 40.0%
Alaska, 5.00%, 8/1/25	$500	$631,305
Beaumont, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/28	100	119,753
Brenham, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/28	1,355	843,311
Bucks County, PA, 5.25%, 5/1/24	500	612,455
Central Utah Water Conservancy District, 5.00%, 4/1/26	500	604,240
Chaffey, CA, Community College District, 5.00%, 6/1/29	500	599,090
Crandall, TX, Independent School District, 0.00%, 8/15/29	500	303,525
Dallas, TX, Independent School District, (PSF Guaranteed), 6.25%, 2/15/24	85	104,514
Delaware, 5.00%, 7/1/24	1,100	1,351,064
Lago Vista, TX, Independent School District, 5.00%, 8/15/33	200	235,286
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	400	458,200
Loudoun County, VA, 5.00%, 12/1/22	50	62,239
Louisiana, 5.00%, 9/1/25	500	609,015
Menlo Park, CA, City School District, 5.00%, 7/1/28	125	153,724
Menlo Park, CA, City School District, 5.00%, 7/1/30	1,000	1,218,430
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/26	500	323,775

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/27	$1,000	$622,580
North Carolina, 5.00%, 6/1/23(1)	1,400	1,815,464
Pasadena, TX, Independent School District, 5.00%, 2/15/32	55	65,890
Phoenix, AZ, 4.50%, 7/1/24	200	210,826
Rhode Island and Providence Plantations, 5.00%, 10/15/29	100	119,377
Rhode Island and Providence Plantations, 5.00%, 10/15/30	500	592,665
Temple, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/1/22	100	115,799

		$11,772,527

Hospital — 6.2%
Charlotte-Mecklenburg, NC, Hospital Authority, 5.125%, 1/15/37	$40	$44,907
Cobb County, GA, Kennestone Hospital Authority, (Wellstar Health System Obligation), 5.00%, 4/1/30	500	589,690
Fairfax County, VA, Industrial Development Authority, 5.00%, 5/15/25	500	600,500
Tift County, GA, Hospital Authority, 5.00%, 12/1/26	500	582,970

		$1,818,067

Insured – General Obligations — 4.1%
West Virginia, (FGIC), (NPFG), 5.20%, 11/1/26	$1,000	$1,211,900

		$1,211,900

Lease Revenue / Certificates of Participation — 6.2%
Virginia Resources Authority Infrastructure Revenue, (Pooled Funding Program), 5.00%, 11/1/29	$1,000	$1,240,010
Watauga, NC, Public Facilities Corp., 5.00%, 6/1/27	500	591,445

		$1,831,455

Special Tax Revenue — 11.3%
Dallas, TX, Area Rapid Transit, 5.00%, 12/1/28	$500	$613,495
Draper, UT, Sales Tax Revenue, 5.00%, 5/1/32	500	591,535
Durham Capital Financing Corp., NC, 5.00%, 6/1/24	500	623,645
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 7/1/23	500	531,095
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/27	300	369,096
Watauga, NC, Public Facilities Corp., 5.00%, 6/1/24	500	602,910

		$3,331,776

Transportation — 1.8%
Chicago Transit Authority, IL, 5.25%, 12/1/31	$450	$530,141

		$530,141

25	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 13.6%
Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/29	$100	$119,318
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/21(1)	500	625,010
Grand Rapids, MI, Sanitary Sewer System Revenue, 5.00%, 1/1/30	500	590,625
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/28	500	595,770
Massachusetts Water Pollution Abatement Trust, (Revolving Fund), 5.00%, 8/1/32	500	588,180
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.50%, 6/15/22	25	30,664
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.625%, 6/15/24	50	61,156
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.625%, 6/15/27	50	60,074
Rhode Island Clean Water Finance Agency, (Revolving Fund), 5.00%, 10/1/32	500	593,275
Virginia Resources Authority Water & Sewer System, (Tuckahoe Creek Service District Project), 0.00%, 11/1/32	1,500	732,210

		$3,996,282

Total Tax-Exempt Investments — 98.7% (identified cost $28,371,391)		$29,081,589

Other Assets, Less Liabilities — 1.3%		$369,358

Net Assets — 100.0%		$29,450,947

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

At January 31, 2013, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

North Carolina	15.1%
California	14.4%
Texas	11.7%
Others, representing less than 10% individually	57.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2013, 4.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

(1)	When-issued security.

26	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Statements of Assets and Liabilities

	January 31, 2013
Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund
Investments —
Identified cost	$1,002,133,593	$398,177,660	$28,371,391
Unrealized appreciation	23,947,037	8,020,107	710,198
Investments, at value	$1,026,080,630	$406,197,767	$29,081,589
Cash	$94,594,580	$55,816,923	$2,336,103
Interest receivable	12,404,469	4,404,561	228,659
Receivable for investments sold	1,614,675	5,946,450	—
Receivable for Fund shares sold	1,824,703	2,386,224	348,536
Receivable from affiliate	—	31,116	17,428
Total assets	$1,136,519,057	$474,783,041	$32,012,315

Liabilities
Payable for investments purchased	$2,919,908	$8,391,150	$—
Payable for when-issued securities	52,050,452	38,624,761	2,431,786
Payable for Fund shares redeemed	4,274,499	815,085	66,271
Distributions payable	61,095	138,148	5,918
Payable to affiliates:
Investment adviser and administration fee	498,288	213,535	15,033
Distribution and service fees	300,092	72,510	7,038
Accrued expenses	131,155	65,227	35,322
Total liabilities	$60,235,489	$48,320,416	$2,561,368
Net Assets	$1,076,283,568	$426,462,625	$29,450,947

Sources of Net Assets
Paid-in capital	$1,051,139,714	$417,132,298	$28,080,158
Accumulated net realized gain	1,257,912	1,316,084	660,418
Accumulated undistributed (distributions in excess of) net investment income	(61,095)	(5,864)	173
Net unrealized appreciation	23,947,037	8,020,107	710,198
Net Assets	$1,076,283,568	$426,462,625	$29,450,947

Class A Shares
Net Assets	$515,694,406	$115,170,188	$14,339,900
Shares Outstanding	48,370,307	9,729,863	1,240,543
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.66	$11.84	$11.56
Maximum Offering Price Per Share
(100 ÷ 97.75, 97.75 and 95.25, respectively, of net asset value per share)	$10.91	$12.11	$12.14

Class C Shares
Net Assets	$223,991,974	$57,816,456	$4,763,740
Shares Outstanding	21,050,947	4,886,031	412,325
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.64	$11.83	$11.55

Class I Shares
Net Assets	$336,597,188	$253,475,981	$10,347,307
Shares Outstanding	31,562,020	21,394,389	895,489
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.66	$11.85	$11.55

On	sales of $50,000 or more for Long Term Fund and $100,000 or more for Short Term Fund and Intermediate Term Fund, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

27	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Statements of Operations

	Year Ended January 31, 2013
Investment Income	Short Term Fund	Intermediate Term Fund	Long Term Fund
Interest	$15,196,258	$5,395,387	$825,109
Total investment income	$15,196,258	$5,395,387	$825,109

Expenses
Investment adviser and administration fee	$5,824,586	$1,851,593	$198,905
Distribution and service fees
Class A	1,277,420	229,945	35,593
Class C	2,127,784	433,257	23,089
Trustees’ fees and expenses	42,540	13,970	1,649
Custodian fee	270,162	145,623	34,734
Transfer and dividend disbursing agent fees	356,102	119,867	8,768
Legal and accounting services	44,597	29,552	27,326
Printing and postage	45,782	16,039	7,224
Registration fees	100,188	120,591	49,691
Miscellaneous	77,988	37,887	19,805
Total expenses	$10,167,149	$2,998,324	$406,784
Deduct —
Reduction of custodian fee	$60,379	$22,429	$2,661
Allocation of expenses to affiliate	–	149,112	113,972
Total expense reductions	$60,379	$171,541	$116,633

Net expenses	$10,106,770	$2,826,783	$290,151

Net investment income	$5,089,488	$2,568,604	$534,958

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$19,105,172	$6,464,341	$2,405,379
Net realized gain	$19,105,172	$6,464,341	$2,405,379
Change in unrealized appreciation (depreciation) —
Investments	$(11,728,330)	$(574,781)	$(1,170,036)
Net change in unrealized appreciation (depreciation)	$(11,728,330)	$(574,781)	$(1,170,036)

Net realized and unrealized gain	$7,376,842	$5,889,560	$1,235,343

Net increase in net assets from operations	$12,466,330	$8,458,164	$1,770,301

28	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Statements of Changes in Net Assets

	Year Ended January 31, 2013
Increase (Decrease) in Net Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund
From operations —
Net investment income	$5,089,488	$2,568,604	$534,958
Net realized gain from investment transactions	19,105,172	6,464,341	2,405,379
Net change in unrealized appreciation (depreciation) from investments	(11,728,330)	(574,781)	(1,170,036)
Net increase in net assets from operations	$12,466,330	$8,458,164	$1,770,301
Distributions to shareholders —
From net investment income
Class A	$(2,546,955)	$(736,166)	$(217,242)
Class C	–	(36,636)	(15,564)
Class I	(2,581,332)	(1,797,045)	(302,160)
From net realized gain
Class A	(10,942,374)	(1,498,701)	(942,098)
Class C	(4,692,814)	(792,885)	(266,911)
Class I	(7,323,305)	(3,410,231)	(633,247)
Total distributions to shareholders	$(28,086,780)	$(8,271,664)	$(2,377,222)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$218,033,312	$92,779,675	$14,341,807
Class C	92,953,312	40,053,914	5,250,645
Class I	199,276,992	221,623,303	3,945,276
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,599,965	1,708,118	1,155,789
Class C	3,966,200	424,279	280,200
Class I	6,248,529	1,366,309	303,757
Cost of shares redeemed
Class A	(198,884,167)	(47,335,562)	(16,854,795)
Class C	(54,553,263)	(8,008,614)	(1,156,254)
Class I	(174,901,332)	(77,161,588)	(19,746,810)
Net increase (decrease) in net assets from Fund share transactions	$103,739,548	$225,449,834	$(12,480,385)

Net increase (decrease) in net assets	$88,119,098	$225,636,334	$(13,087,306)

Net Assets
At beginning of year	$988,164,470	$200,826,291	$42,538,253
At end of year	$1,076,283,568	$426,462,625	$29,450,947

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(61,095)	$(5,864)	$173

29	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2012
Increase (Decrease) in Net Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund
From operations —
Net investment income	$6,133,876	$1,016,464	$180,213
Net realized gain from investment transactions	10,775,556	1,982,518	647,903
Net change in unrealized appreciation (depreciation) from investments	42,521,320	10,221,558	1,949,773
Net increase in net assets from operations	$59,430,752	$13,220,540	$2,777,889
Distributions to shareholders —
From net investment income
Class A	$(3,491,098)	$(198,715)	$(29,450)
Class C	(34,877)	(42,833)	(2,242)
Class I	(2,652,713)	(779,485)	(148,480)
From net realized gain
Class A	(2,055,852)	(175,778)	(8,285)
Class C	(751,012)	(83,892)	(931)
Class I	(1,312,967)	(348,736)	(60,141)
Total distributions to shareholders	$(10,298,519)	$(1,629,439)	$(249,529)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$184,081,337	$67,611,433	$16,123,546
Class C	75,912,059	23,351,759	573,719
Class I	174,648,561	108,904,400	21,909,751
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,156,903	223,392	33,062
Class C	644,387	46,155	2,565
Class I	2,296,323	153,594	8,225
Cost of shares redeemed
Class A	(195,740,602)	(6,805,645)	(679,740)
Class C	(50,472,643)	(748,641)	(209,089)
Class I	(127,256,740)	(60,913,171)	(350)
Net increase in net assets from Fund share transactions	$68,269,585	$131,823,276	$37,761,689

Net increase in net assets	$117,401,818	$143,414,377	$40,290,049

Net Assets
At beginning of year	$870,762,652	$57,411,914	$2,248,204
At end of year	$988,164,470	$200,826,291	$42,538,253

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(134,821)	$(5,257)	$173

30	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights

	Short Term Fund — Class A
	Year Ended January 31,			Period Ended January 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$10.810	$10.230	$10.260	$10.000

Income (Loss) From Operations
Net investment income	$0.060	$0.078	$0.090	$0.082	(2)
Net realized and unrealized gain	0.069	0.626	0.084 (3)	0.363

Total income from operations	$0.129	$0.704	$0.174	$0.445

Less Distributions
From net investment income	$(0.054)	$(0.078)	$(0.090)	$(0.140)
From net realized gain	(0.225)	(0.046)	(0.114)	(0.045)

Total distributions	$(0.279)	$(0.124)	$(0.204)	$(0.185)

Net asset value — End of period	$10.660	$10.810	$10.230	$10.260

Total Return(4)	1.20%	6.92%	1.69%	4.49	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$515,694	$492,264	$473,976	$230,414
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.88%	0.89%	0.90%	0.90	%(6)(7)
Expenses after custodian fee reduction	0.87%	0.89%	0.89%	0.90	%(6)(7)
Net investment income	0.54%	0.74%	0.83%	0.94	%(6)
Portfolio Turnover	72%	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Annualized.

(7)

The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

31	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Short Term Fund — Class C
	Year Ended January 31,			Period Ended January 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$10.820	$10.240	$10.270	$10.000

Income (Loss) From Operations
Net investment income (loss)	$(0.020)	$(0.001)	$0.011	$0.019	(2)
Net realized and unrealized gain	0.065	0.629	0.085 (3)	0.372

Total income from operations	$0.045	$0.628	$0.096	$0.391

Less Distributions
From net investment income	$—	$(0.002)	$(0.012)	$(0.076)
From net realized gain	(0.225)	(0.046)	(0.114)	(0.045)

Total distributions	$(0.225)	$(0.048)	$(0.126)	$(0.121)

Net asset value — End of period	$10.640	$10.820	$10.240	$10.270

Total Return(4)	0.41%	6.14%	0.93%	3.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$223,992	$185,291	$150,490	$59,381
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.63%	1.64%	1.64%	1.65	%(6)(7)
Expenses after custodian fee reduction	1.62%	1.64%	1.63%	1.65	%(6)(7)
Net investment income (loss)	(0.21)%	(0.01)%	0.08%	0.22	%(6)
Portfolio Turnover	72%	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Annualized.

(7)

The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

32	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Short Term Fund — Class I
	Year Ended January 31,			Period Ended January 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$10.810	$10.230	$10.260	$10.000

Income (Loss) From Operations
Net investment income	$0.088	$0.105	$0.119	$0.129	(2)
Net realized and unrealized gain	0.068	0.626	0.082 (3)	0.338

Total income from operations	$0.156	$0.731	$0.201	$0.467

Less Distributions
From net investment income	$(0.081)	$(0.105)	$(0.117)	$(0.162)
From net realized gain	(0.225)	(0.046)	(0.114)	(0.045)

Total distributions	$(0.306)	$(0.151)	$(0.231)	$(0.207)

Net asset value — End of period	$10.660	$10.810	$10.230	$10.260

Total Return(4)	1.45%	7.18%	1.94%	4.71	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$336,597	$310,609	$246,296	$127,546
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.63%	0.64%	0.65%	0.65	%(6)(7)
Expenses after custodian fee reduction	0.62%	0.64%	0.64%	0.65	%(6)(7)
Net investment income	0.79%	0.99%	1.09%	1.48	%(6)
Portfolio Turnover	72%	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Annualized.

(7)

The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

33	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Intermediate Term Fund — Class A
	Year Ended January 31,
	2013	2012	2011
Net asset value — Beginning of year	$11.780	$10.380	$10.000

Income (Loss) From Operations
Net investment income	$0.097	$0.152	$0.131
Net realized and unrealized gain	0.231	1.451	0.406 (1)

Total income from operations	$0.328	$1.603	$0.537

Less Distributions
From net investment income	$(0.097)	$(0.152)	$(0.131)
From net realized gain	(0.171)	(0.051)	(0.026)

Total distributions	$(0.268)	$(0.203)	$(0.157)

Net asset value — End of year	$11.840	$11.780	$10.380

Total Return(2)	2.79%	15.58%	5.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$115,170	$67,785	$3,972
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.96%	0.95%	0.96%
Expenses after custodian fee reduction(3)	0.95%	0.95%	0.95%
Net investment income	0.80%	1.14%	1.26%
Portfolio Turnover	103%	125%	202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.05%, 0.16% and 0.68% of average daily net assets for the years ended January 31, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

34	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Intermediate Term Fund — Class C
	Year Ended January 31,
	2013	2012	2011
Net asset value — Beginning of year	$11.780	$10.380	$10.000

Income (Loss) From Operations
Net investment income	$0.008	$0.071	$0.057
Net realized and unrealized gain	0.225	1.451	0.406 (1)

Total income from operations	$0.233	$1.522	$0.463

Less Distributions
From net investment income	$(0.012)	$(0.071)	$(0.057)
From net realized gain	(0.171)	(0.051)	(0.026)

Total distributions	$(0.183)	$(0.122)	$(0.083)

Net asset value — End of year	$11.830	$11.780	$10.380

Total Return(2)	1.98%	14.73%	4.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,816	$25,215	$1,216
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.71%	1.70%	1.71%
Expenses after custodian fee reduction(3)	1.70%	1.70%	1.70%
Net investment income	0.04%	0.45%	0.58%
Portfolio Turnover	103%	125%	202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.05%, 0.16% and 0.68% of average daily net assets for the years ended January 31, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

35	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Intermediate Term Fund — Class I
	Year Ended January 31,
	2013	2012	2011
Net asset value — Beginning of year	$11.790	$10.380	$10.000

Income (Loss) From Operations
Net investment income	$0.127	$0.181	$0.155
Net realized and unrealized gain	0.231	1.461	0.406 (1)

Total income from operations	$0.358	$1.642	$0.561

Less Distributions
From net investment income	$(0.127)	$(0.181)	$(0.155)
From net realized gain	(0.171)	(0.051)	(0.026)

Total distributions	$(0.298)	$(0.232)	$(0.181)

Net asset value — End of year	$11.850	$11.790	$10.380

Total Return(2)	3.05%	15.97%	5.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$253,476	$107,826	$52,224
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.71%	0.70%	0.71%
Expenses after custodian fee reduction(3)	0.70%	0.70%	0.70%
Net investment income	1.04%	1.58%	1.24%
Portfolio Turnover	103%	125%	202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.05%, 0.16% and 0.68% of average daily net assets for the years ended January 31, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

36	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Long Term Fund — Class A
	Year Ended January 31,
	2013	2012	2011
Net asset value — Beginning of year	$11.710	$9.810	$10.000

Income (Loss) From Operations
Net investment income	$0.182	$0.249	$0.268
Net realized and unrealized gain	0.582	1.929	0.056 (1)

Total income from operations	$0.764	$2.178	$0.324

Less Distributions
From net investment income	$(0.182)	$(0.249)	$(0.267)
From net realized gain	(0.732)	(0.029)	(0.247)

Total distributions	$(0.914)	$(0.278)	$(0.514)

Net asset value — End of year	$11.560	$11.710	$9.810

Total Return(2)	6.55%	22.53%	3.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,340	$16,143	$149
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.96%	0.95%	0.95%
Expenses after custodian fee reduction(3)	0.95%	0.95%	0.95%
Net investment income	1.53%	1.57%	2.65%
Portfolio Turnover	211%	239%	200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.35%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

37	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Long Term Fund — Class C
	Year Ended January 31,
	2013	2012	2011
Net asset value — Beginning of year	$11.710	$9.810	$10.000

Income (Loss) From Operations
Net investment income	$0.093	$0.172	$0.192
Net realized and unrealized gain	0.573	1.929	0.056 (1)

Total income from operations	$0.666	$2.101	$0.248

Less Distributions
From net investment income	$(0.094)	$(0.172)	$(0.191)
From net realized gain	(0.732)	(0.029)	(0.247)

Total distributions	$(0.826)	$(0.201)	$(0.438)

Net asset value — End of year	$11.550	$11.710	$9.810

Total Return(2)	5.76%	21.54%	2.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,764	$547	$141
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.71%	1.70%	1.70%
Expenses after custodian fee reduction(3)	1.70%	1.70%	1.70%
Net investment income	0.66%	1.36%	1.88%
Portfolio Turnover	211%	239%	200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.36%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

38	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Financial Highlights — continued

	Long Term Fund — Class I
	Year Ended January 31,
	2013	2012	2011
Net asset value — Beginning of year	$11.710	$9.810	$10.000

Income (Loss) From Operations
Net investment income	$0.212	$0.274	$0.294
Net realized and unrealized gain	0.572	1.929	0.056 (1)

Total income from operations	$0.784	$2.203	$0.350

Less Distributions
From net investment income	$(0.212)	$(0.274)	$(0.293)
From net realized gain	(0.732)	(0.029)	(0.247)

Total distributions	$(0.944)	$(0.303)	$(0.540)

Net asset value — End of year	$11.550	$11.710	$9.810

Total Return(2)	6.82%	22.71%	3.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,347	$25,848	$1,958
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.71%	0.70%	0.70%
Expenses after custodian fee reduction(3)	0.70%	0.70%	0.70%
Net investment income	1.83%	2.05%	2.86%
Portfolio Turnover	211%	239%	200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.34%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

39	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, three of which, each diversified, are included in these financial statements. They include Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (Short Term Fund), Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund (Intermediate Term Fund) and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (Long Term Fund), (each individually referred to as the Fund, and collectively the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

40

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements — continued

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2013 and January 31, 2012 was as follows:

	Year Ended January 31, 2013
	Short Term Fund	Intermediate Term Fund	Long Term Fund

Distributions declared from:
Tax-exempt income	$4,993,610	$2,569,749	$534,966
Ordinary income	$2,355,153	$4,383,037	$1,741,879
Long-term capital gains	$20,738,017	$1,318,878	$100,377

	Year Ended January 31, 2012
	Short Term Fund	Intermediate Term Fund	Long Term Fund

Distributions declared from:
Tax-exempt income	$6,119,121	$1,020,761	$180,172
Ordinary income	$1,388,257	$597,942	$65,096
Long-term capital gains	$2,791,141	$10,736	$4,261

41

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements — continued

During the year ended January 31, 2013, the following amounts were reclassified due to the Funds’ use of equalization and differences between book and tax accounting, primarily for accretion of market discount and dividend redesignations:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Change in:
Paid-in capital	$2,195,826	$646,270	$480,362
Accumulated net realized gain	$(2,308,351)	$(646,906)	$(480,370)
Accumulated undistributed (distributions in excess of) net investment income	$112,525	$636	$8

Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Undistributed ordinary income	$592,992	$942,864	$371,529
Undistributed tax-exempt income	$—	$132,284	$6,091
Undistributed long-term capital gains	$643,947	$373,096	$288,806
Net unrealized appreciation	$23,968,010	$8,020,231	$710,281
Other temporary differences	$(61,095)	$(138,148)	$(5,918)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to accretion of market discount, tax treatment of short-term capital gains and the timing of recognizing distributions to shareholders.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund

Up to $500 million	0.55%	0.60%	0.60%
$500 million up to $1 billion	0.54%	0.60%	0.60%

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2013, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Investment Adviser and Administration Fee	$5,824,586	$1,851,593	$198,905
Effective Annual Rate	0.54%	0.60%	0.60%

For Intermediate Term Fund and Long Term Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.95%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2013. Pursuant to these agreements, EVM was allocated $149,112 and $113,972, respectively, of Intermediate Term Fund’s and Long Term Fund’s operating expenses for the year ended January 31, 2013.

42

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements — continued

EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2013 were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

EVM’s Sub-Transfer Agent Fees	$6,968	$1,655	$418
EVD’s Class A Sales Charges	$94,928	$32,461	$17,670

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2013 for Class A shares amounted to the following:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class A Distribution and Service Fees	$1,277,420	$229,945	$35,593

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2013, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class C shares:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class C Distribution Fees	$1,595,838	$324,943	$17,327

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2013 amounted to the following:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class C Service Fees	$531,946	$108,314	$5,762

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may

43

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements — continued

be waived under certain other limited conditions. For the year ended January 31, 2013, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class A	$82,000	$15,000	$6,000
Class C	$55,000	$600	$30

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2013 were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Purchases	$845,086,226	$507,833,011	$66,611,120
Sales	$684,122,956	$293,235,576	$80,826,889

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short Term Fund
	Year Ended January 31, 2013
	Class A	Class C	Class I

Sales	20,177,050	8,600,444	18,440,022
Issued to shareholders electing to receive payments of distributions in Fund shares	1,083,552	372,064	583,067
Redemptions	(18,427,121)	(5,051,897)	(16,186,917)

Net increase	2,833,481	3,920,611	2,836,172

	Year Ended January 31, 2012
	Class A	Class C	Class I

Sales	17,413,013	7,169,107	16,505,290
Issued to shareholders electing to receive payments of distributions in Fund shares	391,517	60,146	216,329
Redemptions	(18,611,742)	(4,800,303)	(12,071,451)

Net increase (decrease)	(807,212)	2,428,950	4,650,168

44

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements — continued

Intermediate Term Fund
	Year Ended January 31, 2013
	Class A	Class C	Class I

Sales	7,852,159	3,384,641	18,699,007
Issued to shareholders electing to receive payments of distributions in Fund shares	143,921	35,725	114,942
Redemptions	(4,021,803)	(675,023)	(6,567,181)

Net increase	3,974,277	2,745,343	12,246,768

	Year Ended January 31, 2012
	Class A	Class C	Class I

Sales	5,945,552	2,085,152	9,675,839
Issued to shareholders electing to receive payments of distributions in Fund shares	19,608	4,055	13,490
Redemptions	(592,232)	(65,672)	(5,570,690)

Net increase	5,372,928	2,023,535	4,118,639

Long Term Fund
	Year Ended January 31, 2013
	Class A	Class C	Class I

Sales	1,211,724	438,357	332,944
Issued to shareholders electing to receive payments of distributions in Fund shares	98,982	24,064	26,010
Redemptions	(1,448,945)	(96,844)	(1,671,590)

Net increase (decrease)	(138,239)	365,577	(1,312,636)

	Year Ended January 31, 2012
	Class A	Class C	Class I

Sales	1,422,998	51,270	2,007,701
Issued to shareholders electing to receive payments of distributions in Fund shares	2,955	237	771
Redemptions	(62,332)	(19,148)	(31)

Net increase	1,363,621	32,359	2,008,441

At January 31, 2013, EVM owned approximately 21% of the value of the outstanding shares of Tax-Advantaged Bond Strategies Long Term Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2013, as determined on a federal income tax basis, were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Aggregate cost	$1,002,112,620	$398,177,536	$28,371,308

Gross unrealized appreciation	$24,137,564	$8,421,789	$768,301
Gross unrealized depreciation	(169,554)	(401,558)	(58,020)

Net unrealized appreciation	$23,968,010	$8,020,231	$710,281

45

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Notes to Financial Statements — continued

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2013.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$985,285,022	$—	$985,285,022
Taxable Municipal Securities	—	253,208	—	253,208
Short-Term Investments	—	40,542,400	—	40,542,400

Total Investments	$—	$1,026,080,630	$—	$1,026,080,630

Intermediate Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$406,197,767	$—	$406,197,767

Total Investments	$—	$406,197,767	$—	$406,197,767

Long Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$29,081,589	$—	$29,081,589

Total Investments	$—	$29,081,589	$—	$29,081,589

The Funds held no investments or other financial instruments as of January 31, 2012 whose fair value was determined using Level 3 inputs. At January 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

46

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended for Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, March 27, 2009, to January 31, 2010 for Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund as of January 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, March 27, 2009, to January 31, 2010 for Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2013

47

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

Tax-Advantaged Bond Strategies Short Term Fund	99.87%
Tax-Advantaged Bond Strategies Intermediate Term Fund	99.99%
Tax-Advantaged Bond Strategies Long Term Fund	100.00%

Capital Gains Dividends.  The Funds hereby designate the following amounts as capital gains dividends with respect to the taxable year ended January 31, 2013, or if subsequently determined to be different, the net capital gain of such year:

Tax-Advantaged Bond Strategies Short Term Fund	$21,381,964
Tax-Advantaged Bond Strategies Intermediate Term Fund	$1,691,974
Tax-Advantaged Bond Strategies Long Term Fund	$389,183

48

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 183 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 183 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

49

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 1963	President	Since 2005	Vice President of EVM and BMR.
Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	Since 2013	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Asset Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

6096-3/13	TABS-SILTSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2012 and January 31, 2013 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/12	1/31/13
Audit Fees	$72,243	$74,870
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,880	$14,540
All Other Fees(3)	$300	$0

Total	$86,423	$89,410

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

Fiscal Years Ended	1/31/12	1/31/13
Audit Fees	$16,700	$18,170
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,080	$8,590
All Other Fees(3)	$300	$0

Total	$25,080	$26,760

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Fiscal Years Ended	1/31/12	1/31/13
Audit Fees	$16,700	$18,170
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,080	$8,590
All Other Fees(3)	$300	$0

Total	$25,080	$26,760

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

Fiscal Period Ended	1/31/12	1/31/13
Audit Fees	$31,850	$33,640
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,080	$8,590
All Other Fees(3)	$300	$0

Total	$40,230	$42,230

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the series of the Trust at 1/31/2013, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/12	1/31/13
Audit Fees	$137,493	$144,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$38,120	$40,310
All Other Fees(3)	$1,200	$0

Total	$176,813	$185,160

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/12	1/31/13
Registrant(1)	$39,320	$40,310
Eaton Vance(2)	$414,561	$544,549

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: March 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: March 14, 2013

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: March 14, 2013